As Filed with the Securities and Exchange Commission on December 18 , 2015
Registration Nos.: 333-203265; 811-05961
____________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 3
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 44
(Check appropriate box or boxes)

VARIABLE ANNUITY-2 SERIES ACCOUNT
(Exact name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Name of Depositor)
50 Main Street
White Plains, New York 10606
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code:
(800) 537-2033

Andra S. Bolotin
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company of New York
50 Main Street
White Plains, New York 10606
(Name and Address of Agent for Service)

Copy to:
Ann B. Furman, Esq.
Carlton Fields Jorden Burt, P.A.
1025 Thomas Jefferson Street, N.W., Suite 400 East
Washington, D.C. 20007-5208

Approximate Date of Proposed Public Offering: Continuous.
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on December 23, 2015 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Individual Flexible Premium Variable Annuity Contract.

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY
An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York
This Prospectus describes the Great-West Smart Track® II - 5 Year Variable Annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issues the Contract to eligible persons in the state of New York. The Contract may be owned by one or two individuals, an IRA custodian or trustee, or by a grantor trust with only one individual Grantor or with two Grantors who are one another’s Spouse as of the Effective Date.
When you contribute money to the Great-West Smart Track® II - 5 Year Variable Annuity, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to optional Guaranteed Lifetime Withdrawal Benefit Riders). You should consider which features are important to you and the amount of Series Account charges and Withdrawal Charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Strategy or a Covered Fund under the Income Strategy.
Investment Strategy Portfolios:
Alger Small Cap Growth Portfolio – Class I-2
Alger SMid Cap Growth Portfolio – Class I-2
ALPS/ Red Rocks Listed Private Equity Portfolio – Class III
American Century Investments VP Inflation Protection Fund – Class II
American Century Investments VP Mid Cap Value Fund – Class II
American Century Investments VP Value Fund – Class II
American Funds Insurance Series International Fund – Class 4
BlackRock Global Allocation V.I. Fund – Class III
BlackRock High Yield V.I. Fund – Class III
ClearBridge Variable Small Cap Growth Portfolio – Class II
Delaware VIP Emerging Markets Series – Service Class
Delaware VIP REIT Series – Service Class
Delaware VIP Small Cap Value Series – Service Class
Deutsche Capital Growth VIP – Class B
Deutsche Global Small Cap Growth VIP – Class B
Dreyfus Investment Portfolios Technology Growth Portfolio – Service Shares
Dreyfus Variable Investment Fund Appreciation Portfolio – Service Shares
Franklin Income VIP Fund – Class 4
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
Great-West Ariel Mid Cap Value Fund – Initial Class
Great-West Bond Index Fund – Initial Class

The date of this Prospectus is December 23, 2015 .
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Great-West Federated Bond Fund – Initial Class
Great-West Goldman Sachs Mid Cap Value Fund – Initial Class
Great-West International Index Fund – Initial Class
Great-West Invesco Small Cap Value Fund – Initial Class
Great-West Loomis Sayles Bond Fund – Initial Class
Great-West Loomis Sayles Small Cap Value Fund – Initial Class
Great-West MFS International Growth Fund – Initial Class
Great-West MFS International Value Fund – Initial Class
Great-West Money Market Fund – Initial Class
Great-West Putnam Equity Income Fund – Initial Class
Great-West Putnam High Yield Bond Fund – Initial Class
Great-West Real Estate Index Fund – Initial Class
Great-West S&P 500® Index Fund – Initial Class
Great-West S&P Mid Cap 400® Index Fund – Initial Class
Great-West S&P Small Cap 600® Index Fund – Initial Class
Great-West Short Duration Bond Fund – Initial Class
Great-West Stock Index Fund – Initial Class
Great-West Templeton Global Bond Fund – Initial Class
Great-West T. Rowe Price Mid Cap Growth Fund – Initial Class
Great-West U.S. Government Mortgage Securities Fund – Initial Class
Great-West Aggressive Profile I Fund – Initial Class
Great-West Conservative Profile I Fund – Initial Class
Great-West Moderately Aggressive Profile I Fund – Initial Class
Great-West Moderate Profile I Fund – Initial Class
Great-West Moderately Conservative Profile I Fund – Initial Class
Great-West Lifetime 2015 Fund II – Class T
Great-West Lifetime 2025 Fund II – Class T
Great-West Lifetime 2035 Fund II – Class T
Great-West Lifetime 2045 Fund II – Class T
Great-West Lifetime 2055 Fund II – Class T
Invesco V.I. Core Equity Fund – Series II
Invesco V.I. Global Real Estate Fund – Series II
Invesco V.I. Growth and Income Fund – Series II
Invesco V.I. International Growth Fund – Series II
Invesco V.I. Small Cap Equity Fund – Series II
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Enterprise Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 2
Lord Abbett Series Developing Growth Portfolio – Class VC
Neuberger Berman AMT Socially Responsive Portfolio – S Class
Oppenheimer Main Street Small Cap Fund VA – Service Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO VIT Low Duration Portfolio – Advisor Class
PIMCO VIT Real Return Portfolio – Advisor Class
PIMCO VIT Total Return Portfolio – Advisor Class
Putnam VT Absolute Return 500 Fund – Class IB
Putnam VT American Government Income Fund – Class IB
Putnam VT Capital Opportunities Fund – Class IB
Putnam VT Global Asset Allocation Fund – Class IB
Putnam VT Global Equity Fund – Class IB

Putnam VT Growth & Income Fund – Class IB
Putnam VT Growth Opportunities Fund – Class IB
Putnam VT Income Fund – Class IB
Putnam VT International Equity Fund – Class IB
Putnam VT International Growth Fund – Class IB
Putnam VT Investors Fund – Class IB
Putnam VT Research Fund – Class IB
Putnam VT Small Cap Value Fund – Class IB
Putnam VT Voyager Fund – Class IB
T. Rowe Price Blue Chip Growth Portfolio – Class II
Van Eck VIP Global Hard Assets Fund – Class S
Income Strategy Covered Fund (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider):
Great-West SecureFoundation® Balanced Fund – Class L
Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
This Prospectus provides important information about the Series Account and investment options that you should know before purchasing the Great-West Smart Track® II - 5 Year Variable Annuity, including a description of the material rights and obligations under the Contract. Your Contract, riders and any amendments and endorsements are the formal contractual agreement between you and us. It is important that you read the Contract, riders, amendments and endorsements, which reflect the agreement between you and Great-West. Please read this Prospectus carefully and keep it on file for future reference. We offer other variable annuity products with different product features, benefits, and charges.
You can find more detailed information pertaining to the Series Account in the Statement of Additional Information (“SAI”) dated December 23, 2015 (as may be amended from time to time), which has been filed with the Securities and Exchange Commission (the “SEC”) . The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. You can find the SAI’s table of contents on the last page of this Prospectus. You may obtain a copy of the SAI without charge by contacting the Retirement Resource Operations Center at the address or phone number listed below. You can also obtain it by visiting the SEC’s website at www.sec.gov. This website also contains material incorporated by reference and other information about the Series Account that has been filed electronically with the SEC.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
This Contract is not available in all states.

Definitions
1035 Exchange – A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
10-Year Treasury Yield (10YR) – The U.S. Treasury 10-Year Yield as of the end of the last Business Day of the previous week as reported by the United States Department of Treasury.
Accumulation Period – The time period between the Effective Date and the earlier of the Annuitant's 99th birthday or the Payout Election Date.
Accumulation Unit – An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee – Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) – The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, ‘Annuitant’ means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the 'Primary Annuitant.' If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the sole Annuitant and Joint Annuitants will not be permitted.
Annuity Account – An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.
Great-West Smart Track® II - 5 Year Variable Annuity Structure
Annuity Account reflects all account activity in both the Investment Strategy and the Income Strategy:

Annuity Account
í		î
Investment Strategy		Income Strategy
Contains Contributions to the investment options under the Investment Strategy		Contains Contributions to the investment options under the Income Strategy
ê		ê
Sub-Accounts		Sub-Accounts
Shares of the Portfolios are held in Sub-Accounts, one for each Portfolio		Shares of the Covered Funds are held in Sub-Accounts, one for each Covered Fund
ê		ê
The Portfolios		The Covered Funds

Annuity Account Value – The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date – The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.

Annuity Payout Period – The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit – An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Automatic Bank Draft Plan – A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary – The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the death benefit or elect to continue this Contract in force.
Benefit Base – For purposes of the GLWB Riders, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day – Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code – The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Contingent Annuitant – The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and before annuity payouts have begun.
Contingent Beneficiary – The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contract Year – Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.
Contributions – Amounts of money you invest or deposit into your Annuity Account.
Covered Fund(s) – Interests in Sub-Accounts approved by Great-West for the GLWB.
Covered Fund Value – The aggregate value of each Covered Fund.
Covered Person(s) – For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the sole Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract.
Death Benefit – The amount payable to the Beneficiary when the Owner or the Annuitant dies.
Decree – A divorce or separation instrument, as defined in Section 71(b)(2) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.
Distributions – Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Effective Date – The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.
Enhanced Withdrawal Fixed GLWB Rider – Available beginning January 15, 2016. Provided all conditions are met, the Enhanced Withdrawal Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). A higher GAW% may be available for Rider Contributions older than 5 years from starting the GAW Phase, as disclosed in the Rate Sheet Supplement in effect when you purchase your Contract.

Excess Withdrawal – An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base and may be subject to the Withdrawal Charge.
GLWB Accumulation Phase – The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Riders – The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Strategy, as modified by the Rate Sheet Supplement applicable on the date the Contract is issued. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available in all states, at all times, or through all financial intermediaries. All guarantees are subject to the claims paying ability of Great-West.
GLWB Rider Contributions – Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
GLWB Rider Election Date – The Business Day on which the Owner or Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 85 years old.
GLWB Settlement Phase – The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.
Grantor – The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. All Grantors must be individuals.
Grantor Trust – A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
Guarantee Benefit Fee – The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) – For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) – The percentage of the Benefit Base that determines the amount of the GAW. The GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus applicable on the date the Contract is issued.
Guaranteed Annual Withdrawal (GAW) Phase – The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) – A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
Income Strategy – Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.
Income Strategy Account Value – The sum of the values of the Sub-Accounts in the Income Strategy credited to the Owner under the Annuity Account. The Income Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date – The date of the first Installment under a GLWB, which must be a Business Day.
Installments – Periodic payments of the GAW.
Interest Rate Reset – During the GAW Phase of the T-Note Tracker GLWB Rider, an increase in the current GAW if the calculation results in a greater GAW than the current GAW on the Ratchet Date.
Investment Strategy – Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.

Investment Strategy Account Value – The sum of the values of the Sub-Accounts in the Investment Strategy credited to the Owner under the Annuity Account. The Investment Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% – The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% applicable to new Contract purchases is set forth in a Rate Sheet Supplement to this Prospectus.
Lifetime Income Lock Fixed GLWB Rider – Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
Mortality and Expense Risk Charge (M&E Charge) – An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.
Non-Qualified Annuity Contract – An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Owner (Joint Owner) or You – The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract while the Annuitant is living. The Owner must be age 80 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, or a Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.
Payout Election Date – The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio – A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios and the Income Strategy Covered Funds may be referred to as Portfolios in this prospectus.
Premium Tax – A tax that a state or other governmental authority charges. It might be assessed at the time you make a Contribution, make withdrawals, or when annuity payments begin. The Premium Tax rate in New York for annuities is 0% given the total mix of Great-West’s business in New York.
Qualified Annuity Contract – An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet – For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date – During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. An Interest Rate Reset may also occur on the Ratchet Date during the GAW Phase. If any anniversary is a non-Business Day, the Ratchet Date will be the preceding Business Day for that year.
Rate Sheet Supplement – Supplements to the Prospectus which we periodically file with the SEC that detail and modify certain rates associated with the GLWB Riders for new Contract purchases. Rate Sheet Supplements will disclose the GAW% and the Joint GAW% for all GLWB Riders applicable for a specified range of dates. Great-West will provide a minimum of 10 days prior notice of new rates declared in Rate Sheet Supplements.
Request – Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.
Retirement Resource Operations Center – You may write to us at P.O. Box 173920 Denver, CO 80217-3920; call us toll free at (877) 723-8723; or email us at rrocrequest@greatwest.com.
Roll-Up Fixed GLWB Rider – Available beginning January 15, 2016. Provided all conditions are met, the Roll-Up Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10

Contract Years. The roll-up rate used to determine the guaranteed minimum amount is disclosed in a Rate Sheet Supplement in effect when you purchase your Contract.
Series Account – Variable Annuity-2 Series Account, the segregated asset account established by Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse – A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account – A division of the Series Account containing the shares of a Portfolio in the Investment Strategy, the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Surrender Value – Your Annuity Account Value on the Transaction Date of the surrender, less any Withdrawal Charge, Premium Tax, and other taxes.
T-Note Tracker GLWB Rider – Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.
Transaction Date – The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer – Moving amounts from and among the Sub-Account(s).
Underlying IRA Holder – The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be individuals.
Withdrawal Charge – The amount we deduct from premature surrenders or partial withdrawals. The charge applies to amounts withdrawn and varies depending upon the age of the Contribution withdrawn. The Withdrawal Charge is also known as a deferred sales load or contingent deferred sales charge.
Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State Premium Taxes may also be deducted.

Owner Transaction Expenses

Sales Load Imposed on Purchases	None

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%

Exchange Fee	None
Maximum Transfer Fee*	$15
* Currently, we do not charge a fee for Transfers. We reserve the right to impose a Transfer Fee up to the stated amount for Transfers in excess of 12 per year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Fee		None

Series Account Annual Expenses (% of average Annuity Account Value)	Maximum	Current
Mortality and Expense Risk Charges	1.20%	1.20%
Total Series Account Annual Expenses	1.20%	1.20%

Optional GLWB Rider Fees Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly, as a percentage of the current Benefit Base)	Maximum	Current
Roll-Up Fixed GLWB Rider	2.25%	1.30%
Enhanced Withdrawal Fixed GLWB Rider	2.25%	1.20%
Lifetime Income Lock Fixed GLWB Rider	1.50%	0.90%
T-Note Tracker GLWB Rider	1.50%	0.65%
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum[2]
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)[1]	0.46%	16.16%

1 Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and the Great-West SecureFoundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Asset Allocation Funds, and Great-West SecureFoundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.
2 Total Annual Portfolio Operating Expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction.
THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.
Investment Strategy Example. The Example below assumes that you invest $10,000 in the Investment Strategy of the Contract (and nothing in the Income Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge and the maximum fees and expenses of any of the Portfolios in the Investment Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years
$2,366.00	$5,384.82	$7,952.82	$13,615.79
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$1,736.00	$4,844.82	$7,592.56	$13,615.79

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.
Income Strategy – Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years
$1066.00	$1,923.02	$2,798.69	$5,630.20
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$436.00	$1,383.02	$2,438.69	$5,630.20

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.
Income Strategy – Current Guarantee Benefit Fee Example. The Example below assumes that you invest $10,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated.

The Example also assumes that your investment has a 5% return each year and assumes the maximum Mortality and Expense Risk Charge, current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:1

1 year	3 years	5 years	10 years
$971.00	$1,631.63	$2,302.13	$4,580.22
(2) If you annuitize at the end of the applicable time period or do not surrender your Contract:

1 year	3 years	5 years	10 years
$341.00	$1091.63	$1,942.13	$4,580.22

1 This example reflects deduction of the Withdrawal Charge calculated according to the schedule set forth in the “Owner Transaction Expenses” table above.
These Examples do not show the effect of premium taxes. Premium taxes (currently 0% given the total mix of Great-West's business in New York) are deducted from Contract Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract, nor do they include the impact of Transfer fees should Great-West in the future exercise its right to impose such fees.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See Charges and Deductions below.
Condensed Financial Information
Because the Contracts are new, we have no condensed Sub-Account financial information to report. In the future we will provide a table that shows selected information concerning accumulation units for each Sub-Account. An accumulation unit is the unit that we use to calculate the value of your interest in a Sub-Account.
Summary
The Great-West Smart Track® II - 5 Year Variable Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.
How to contact the Retirement Resource Operations Center:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723
How to Invest
We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $10,000. Additional Contributions to the Investment Strategy can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.
The minimum subsequent Contribution is $500 (or $100 if investing via an Automatic Bank Draft Plan, if available). However, total Contributions may not exceed $1,000,000 without prior approval from Great-West. We reserve the right to accept lower minimum initial or subsequent Contributions or accept larger maximum total Contributions. The Contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Code or may expose you to a Withdrawal Charge or tax penalties.
You may purchase the Great-West Smart Track® II - 5 Year Variable Annuity through a 1035 Exchange of another insurance contract.
Withdrawal Charge
Full surrenders or partial withdrawals of your Annuity Account Value may be subject to the Withdrawal Charge. For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. For more information, please see Charges and Deductions below.
Right to Cancel Period
After you receive your Contract, you may examine it for up to 10 days, during which time you may cancel your Contract as described in more detail in this Prospectus. The money you contribute to the Contract will be invested at your direction. If you purchase the Contract as a replacement of an existing life insurance or annuity contract, your right to cancel period will be extended to 60 days. We will not deduct a Withdrawal Charge from the amount returned during the right to cancel period. You assume the risk of any market drop on Contributions you allocate to the Sub-Accounts.
Allocating Your Contributions
The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to the optional Guaranteed Lifetime Withdrawal Benefit Riders). When you make a Contribution, you choose how your Contributions are allocated between the Portfolios in the Investment Strategy and the Covered Fund(s) in the Income Strategy. The Investment Strategy consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers. The Income Strategy currently has a single Covered Fund, which allows you to allocate Contributions to one of the Guaranteed Lifetime Withdrawal Benefit Riders.
Guaranteed Lifetime Withdrawal Benefit Rider Options
The Contract offers four Guaranteed Lifetime Withdrawal Benefit Rider options: (1) the Roll-Up Fixed GLWB Rider; (2) the Enhanced Withdrawal Fixed GLWB Rider; (3) the Lifetime Income Lock Fixed GLWB Rider; and (4) the T-Note Tracker GLWB Rider . Each GLWB Rider calculates the Guarantee Benefit Fee as a percentage of the Benefit Base, but offers different features and different methods of calculating the GAW%. One or more GLWB Riders may not be available in all states, at all times, or through all financial intermediaries.
Provided all conditions are met, the Roll-Up Fixed GLWB Rider (available beginning January 15, 2016) provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 years. The roll-up rate applicable to new Contract sales is disclosed in a Rate Sheet Supplement.
Provided all conditions are met, the Enhanced Withdrawal Fixed GLWB Rider (available beginning January 15, 2016) provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). You may receive a higher GAW% for Rider Contributions older than 5 years. The bonus rate applicable to new Contract sales is disclosed in a Rate Sheet Supplement.
Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield.
The GAW%, Joint GAW%, roll-up rate, and bonus rate applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you purchased your Contract. In order to receive the disclosed GAW%, Joint GAW%, roll-up rate (for the Roll-Up Fixed GLWB Rider), or bonus rate (for the Enhanced Withdrawal Fixed GLWB Rider), your application must be received by us in good order within the time period stated in the Rate Sheet Supplement . Terms reflected in Rate Sheet Supplements that were not in effect at such time will not apply to your Contract. You may contact us at the Retirement Resource Operations Center for a Rate Sheet Supplement applicable to your Contract.
All guarantees are subject to the claims paying ability of Great-West.
Payout Options

The Great-West Smart Track® II - 5 Year Variable Annuity offers three payout options: (1) periodic withdrawals; (2) variable annuity payouts; or (3) a single, lump-sum payment.
Prior to the Annuity Commencement Date, you can withdraw all or a part of your Annuity Account Value. Full or partial withdrawals may be subject to the Withdrawal Charge. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.
Death Benefit
If the Owner dies before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary. If the Owner dies before the entire value of the Contract is distributed, we will distribute the remaining value according to the rules outlined in the Death Benefit section below.
The amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any Distributions, partial or periodic withdrawals and Premium Tax, if any.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below.
This summary highlights some of the more significant aspects of the Great-West Smart Track® II - 5 Year Variable Annuity. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.
Great-West Life & Annuity Insurance Company of New York
Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.
We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (“Lifeco”), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Financial is a subsidiary of Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed Great-West Life & Annuity Insurance Company of New York.
The Series Account
We established the Series Account in accordance with New York law on September 23, 1989 .
The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Your Contributions under the Contract are held in the Series Account. The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
All guarantees are subject to the claims paying ability of Great-West.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios;

•	has its own distinct investment objectives and policies; and

•	operates as a separate investment fund.
The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Not all Portfolios or Covered Funds will be available in all states, at all times, or through all financial intermediaries. You should speak with your financial advisor about the Portfolios and Covered Funds available to you.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Payments We Receive. Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contract, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.

Such payments and fees create an incentive for us to offer Portfolios (or classes of shares of Portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Portfolio (or class of shares of a Portfolio) as an investment option under the Contract. Other available investment portfolios (or other available classes of shares of the Portfolios) may have lower fees and better overall investment performance than the Portfolios (or classes of shares of the Portfolios) offered under the Contract.
If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary's website for more information.
Portfolio Investment Objectives. The investment objectives of the Portfolios available under the Investment Strategy are briefly described below followed by the investment objective of the Covered Fund available under the Income Strategy:
The Alger Portfolios, Inc. – advised by Fred Alger Management, Inc. of New York, New York.
Alger Small Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
Alger SMid Cap Growth Portfolio (Class I-2) seeks long term capital appreciation.
ALPS/ Red Rocks Listed Private Equity Portfolio – advised by ALPS Advisors, Inc. of Denver, CO.
ALPS/ Red Rocks Listed Private Equity Portfolio (Class III) seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
American Century Variable Portfolios, Inc. – advised by American Century® Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.
American Century Investments VP Inflation Protection Fund (Class II) pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments VP Mid Cap Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.
American Century Investments VP Value Fund (Class II) seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series – advised by Capital Research and Management Company of Los Angeles, California.
American Funds Insurance Series International Fund (Class 4) seeks long-term growth of capital.
BlackRock Portfolios – advised by BlackRock Advisors, LLC of Wilmington, Delaware.
BlackRock Global Allocation V.I. Fund (Class III) seeks high total investment return.
BlackRock High Yield V.I. Fund (Class III) seeks to maximize total return, consistent with income generation and prudent investment management.
Clearbridge Variable Funds – advised by Legg Mason Partners Fund Advisor, LLC of New York, New York.
Clearbridge Variable Small Cap Growth Portfolio (Class II) seeks long-term growth of capital.
Delaware VIP Trust – managed by Delaware Management Company of Philadelphia, Pennsylvania.
Delaware VIP Emerging Markets Series (Service Class) seeks long term capital appreciation.
Delaware VIP REIT Series (Service Class) seeks maximum long-term total return, with capital appreciation as a secondary objective.
Delaware VIP Small Cap Value Series (Service Class) seeks capital appreciation.
Deutsche Variable Series I – advised by Deutsche Investment Management Americas, Inc. of New York, New York.
Deutsche Capital Growth VIP (Class B) seeks to provide long-term growth of capital.
Deutsche Global Small Cap Growth VIP (Class B) seeks above-average capital appreciation over the long term.
Dreyfus Investment Portfolios – advised by The Dreyfus Corporation of New York, New York.

Dreyfus Investment Portfolios Technology Growth Portfolio (Service Shares) seeks capital appreciation.
Dreyfus Variable Investment Fund – advised by The Dreyfus Corporation of New York, New York.
Dreyfus Variable Investment Fund Appreciation Portfolio (Service Shares) seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Franklin Templeton Variable Insurance Products Trust – advised by Franklin Advisers, Inc. of San Mateo, CA.
Franklin Income VIP Fund (Class 4) seeks to maximize income while maintaining prospects for capital appreciation.
Goldman Sachs Variable Insurance Trust – advised by Goldman Sachs Asset Management, L.P., of New York, NY.
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Advisor Shares) seeks long-term growth of capital.
Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West Ariel Mid Cap Value Fund (Initial Class) seeks long-term capital appreciation.
Great-West Bond Index Fund (Initial Class) seeks investment results that track the total return of the debt securities that comprise the Barclays U.S. Aggregate Bond Index.
Great-West Federated Bond Fund (Initial Class) seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Great-West Goldman Sachs Mid Cap Value Fund (Initial Class) seeks long-term growth of capital.
Great-West International Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.
Great-West Invesco Small Cap Value Fund (Initial Class) seeks long-term growth of capital.
Great-West Loomis Sayles Bond Fund (Initial Class) seeks high total investment return through a combination of current income and capital appreciation.
Great-West Loomis Sayles Small Cap Value Fund (Initial Class) seeks long-term capital growth.
Great-West MFS International Growth Fund (Initial Class) seeks long-term growth of capital.
Great-West MFS International Value Fund (Initial Class) seeks long-term capital growth.
Great-West Money Market Fund (Initial Class) seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
Great-West Putnam Equity Income Fund (Initial Class) seeks capital growth and current income.
Great-West Putnam High Yield Bond Fund (Initial Class) seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.
Great-West Real Estate Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.
Great-West S&P 500® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index.1
Great-West S&P Mid Cap 400® Index Fund (Initial Class) seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.1
Great-West S&P Small Cap 600® Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard’s & Poor’s SmallCap 600® Index.1
Great-West Short Duration Bond Fund (Initial Class) seeks maximum total return that is consistent with preservation of capital and liquidity.
Great-West Stock Index Fund (Initial Class) seeks investment results that track the total return of the common stocks that comprise the Standard & Poor’s 500® Index and the Standard & Poor’s MidCap 400® Index, weighted according to their pro-rata share of the market.1

Great-West Templeton Global Bond Fund (Initial Class) seeks current income with capital appreciation and growth of income.
Great-West T. Rowe Price Mid Cap Growth Fund (Initial Class) seeks long-term capital appreciation.
Great-West U.S. Government Mortgage Securities Fund (Initial Class) seeks the highest level of return consistent with preservation of capital and substantial credit protection.
Great-West Profile Funds
Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment horizon and personal objectives.
Great-West Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments.
Great-West Conservative Profile I Fund (Initial Class) seeks capital preservation primarily through investments in underlying funds that emphasize fixed income investments.
Great-West Moderately Aggressive Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds that emphasize equity investments and, to a lesser degree, in underlying funds that emphasize fixed income investments.
Great-West Moderate Profile I Fund (Initial Class) seeks long-term capital appreciation primarily through investments in underlying funds with a relatively equal emphasis on equity and fixed income investments.
Great-West Moderately Conservative Profile I Fund (Initial Class) seeks income and capital appreciation primarily through investments in underlying funds that emphasize fixed income investments and, to a lesser degree, in underlying funds that emphasize equity investments.
Great-West Lifetime Asset Allocation Funds
Great-West Lifetime 2015 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2015, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2025 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2025, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2035 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2035, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2045 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and, secondarily, capital growth.
Great-West Lifetime 2055 Fund II (Class T) seeks capital appreciation and income consistent with its current asset allocation. After 2055, the Fund seeks income and, secondarily, capital growth.
Invesco Variable Insurance Funds – advised by Invesco Advisers, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Advisors, Inc.
Invesco V.I. Core Equity Fund (Series II) seeks long-term growth of capital.
Invesco V.I. Global Real Estate Fund (Series II) seeks total return through growth of capital and current income.
Invesco V.I. Growth and Income Fund (Series II) seeks long-term growth of capital and income.
Invesco V.I. International Growth Fund (Series II) seeks long-term growth of capital.
Invesco V.I. Small Cap Equity Fund (Series II) seeks long-term growth of capital.
Janus Aspen Series – advised by Janus Capital Management LLC of Denver, Colorado.
Janus Aspen Series Balanced Portfolio (Service Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Aspen Series Enterprise Portfolio (Service Shares) seeks long-term growth of capital.
Janus Aspen Series Flexible Bond Portfolio (Service Shares) seeks to obtain maximum total return, consistent with preservation of capital.
JPMorgan Insurance Trust – advised by JPMorgan Investment Advisors, Inc. of Columbus, Ohio.
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (Class 2) seeks long-term capital growth.

Lord Abbett Portfolios – advised by Lord, Abbett & Co. LLC of Jersey City, New Jersey.
Lord Abbett Series Developing Growth Portfolio (Class VC) seeks long term growth of capital.
Neuberger Berman Advisers Management Trust – advised by Neuberger Berman Management LLC of New York, New York.
Neuberger Berman AMT Socially Responsive Portfolio (S Class) seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Oppenheimer Funds – advised by OFI Global Asset Management, Inc. of New York, New York.
Oppenheimer Main Street Small Cap Fund VA (Service Class) seeks capital appreciation.
PIMCO Variable Insurance Trust – advised by Pacific Investment Management Company, LLC of Newport Beach, California.
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) seeks maximum real return, consistent with prudent investment management.
PIMCO VIT Low Duration Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio (Advisor Class) seeks maximum real return consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio (Advisor Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust – advised by Putnam Investment Management, LLC of Boston, Massachusetts.
Putnam VT Absolute Return 500 Fund (Class IB) seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions.
Putnam VT American Government Income Fund (Class IB) seeks high current income with preservation of capital as its secondary objective.
Putnam VT Capital Opportunities Fund (Class IB) seeks long-term growth of capital.
Putnam VT Global Asset Allocation Fund (Class IB) seeks long-term return consistent with preservation of capital.
Putnam VT Global Equity Fund (Class IB) seeks capital appreciation.
Putnam VT Growth & Income Fund (Class IB) seeks capital growth and current income.
Putnam VT Growth Opportunities Fund (Class IB) seeks capital appreciation.
Putnam VT Income Fund (Class IB) seeks high current income consistent with what Putnam Investments, LLC believes to be prudent risk.
Putnam VT International Equity Fund (Class IB) seeks capital appreciation.
Putnam VT International Growth Fund (Class IB) seeks long-term capital appreciation.
Putnam VT Investors Fund (Class IB) seeks long-term growth of capital and any increased income that results from this growth.
Putnam VT Research Fund (Class IB) seeks capital appreciation.
Putnam VT Small Cap Value Fund (Class IB) seeks capital appreciation.
Putnam VT Voyager Fund (Class IB) seeks capital appreciation.
T. Rowe Price Equity Series, Inc. – advised by T. Rowe Price Associates, Inc. of Baltimore, Maryland.
T. Rowe Price Blue Chip Growth Portfolio (Class II) seeks long-term capital growth; income is a secondary objective.
Van Eck VIP Trust – advised by Van Eck Associates Corporation of New York, New York.
Van Eck VIP Global Hard Assets Fund (Class S) seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
The investment objective of the Covered Fund available under the Income Strategy is briefly described below.

Great-West Funds, Inc. – advised by Great-West Capital Management, LLC of Greenwood Village, Colorado.
Great-West SecureFoundation® Balanced Fund (Class L) seeks long-term capital appreciation and income.
1 Standard & Poor’s, S&P 500 Composite Index, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great-West Funds, Inc. and Great-West Life & Annuity Insurance Company and its affiliates. The Funds that track those indices are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of using any index.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.
Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.greatwestst5.com.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments.
Great-West reserves the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.
If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.
Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.
If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Application and Initial Contributions
The first step to purchasing the Great-West Smart Track® II - 5 Year Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $10,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® II - 5 Year Variable Annuity has a cash value of at least $10,000.
The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Great-West reserves the right to lower the minimum initial Contribution.

Right to Cancel Period
During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund your Annuity Account Value as of the Transaction Date the Request for cancellation is received. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 60 days from the date of receiving it. The amount returned during the right to cancel period will not be subject to a Withdrawal Charge.
During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. We will refund your Annuity Account Value as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and notice of cancellation.
After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no allocation instructions accompanying a subsequent Contribution, then allocations will be made in accordance with the standing allocation instructions you provided with your application. Allocations will be effective upon the Transaction Date.
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Strategy or the Income Strategy at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. (Subsequent Contributions to the Income Strategy may be permitted during the GAW Phase, depending on the terms of your GLWB Rider. See Guaranteed Lifetime Withdrawal Benefit, Subsequent Contributions to Your Covered Fund(s), below.) Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.
You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Great-West reserves the right to cease accepting Contributions at any time at its discretion, as well as the right to modify the limitations set forth in this section.
Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:

•	Contributions allocated to the corresponding Sub-Account;

•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;

•	minus the daily Mortality and Expense Risk Charge and/or quarterly Guarantee Benefit Fee;

•	minus any withdrawals or Transfers from the Sub-Account; and

•	minus any Withdrawal Charges.
The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.
Transfers
While your Contract is in force, and subject to the terms of a GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.greatwestst5.com. Incoming Transfers to closed Sub-Accounts are not permitted.
Your Request must specify:

•	the amounts being Transferred;

•	the Sub-Account(s) from which the Transfer is to be made; and

•	the Sub-Account(s) that will receive the Transfer.
  Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of contract owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s portfolio securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively high cash position, resulting in increased brokerage costs and lost investment opportunities.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner’s trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.
If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).
For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.
We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.
The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.
You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.
Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy. These systematic Transfers may be used to Transfer values from the Great-West Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100;

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works (this example is hypothetical and may not be indicative of how dollar cost averaging would work for you):

Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06
Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.
You may not participate in dollar cost averaging and Rebalancer at the same time. During the Income Strategy GAW Phase, dollar cost averaging Transfers may not be made into the Income Strategy. Any dollar cost averaging Transfers into the Income Strategy that are scheduled during the GAW Phase will be automatically defaulted into the Great-West Money Market Sub-Account.
Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation. The Income Strategy Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer and it is only available for assets held in the Investment Strategy.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds, and 10% to Sub-Accounts that invest in cash equivalents as follows:
60%-- Stocks
30%-- Large Company
15%-- Small Company
15%-- International
30%-- Bonds
10%-- Cash
Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:
75%-- Stocks
35%-- Large Company
20%-- Small Company
20%-- International
20%-- Bonds
5%-- Cash
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocations would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.
On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:

•	Your entire Investment Strategy Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers);

•
You must specify the percentage of your Investment Strategy Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time; and

•	You may not participate in dollar cost averaging and Rebalancer at the same time.
Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any Withdrawal Charge, applicable Premium Tax, and other taxes. No withdrawals may be made from the Investment Strategy after the Annuity Commencement Date. If you surrender your Contract, a GLWB Rider, if elected, will terminate.
If you request a partial withdrawal, your Annuity Account Value will be reduced by the partial withdrawal amount and the Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Death Benefit by 10%.
Numerical Example
Sum of Contract Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = ($50,000 x 0.90) = $45,000
*Withdrawal amount may be subject to the Withdrawal Charge.

Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:

•	Partial withdrawals and surrenders may be subject to the Withdrawal Charge, as described below in Charges and Deductions;

•	Partial withdrawals or surrenders from the Investment Strategy are not permitted after the Annuity Commencement Date;

•	If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days; and

•	A partial withdrawal or a surrender will be effective upon the Transaction Date.
Withdrawal requests submitted in writing must include your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:

•	any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

•	any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

•	any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.
If you have not elected a GLWB Rider, a withdrawal of your entire Annuity Account Value will terminate all of your rights under the Contract. If you have elected a GLWB Rider, at any time that your Annuity Account Value and your Benefit Base are both reduced to zero, all of your rights under the Contract and GLWB Rider will terminate.
Tax Consequences of Withdrawals
Withdrawals may be taxable—including Guaranteed Lifetime Withdrawal Benefits.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.
Some states also require withholding for state income taxes. For details about withholding, please see Federal Tax Matters below.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;

•	providing written confirmation of the transaction; and

•	tape recording the instructions given by telephone.
If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may request partial withdrawal Requests in the amount of $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit
The amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any Distributions, partial or periodic withdrawals and Premium Tax, if any.

For a full description of the circumstances under which we pay the Death Benefit, please see Distribution of Death Benefit below. For a numerical example of the calculation of a minimum Death Benefit, including the proportionate impact of Distributions, please see the numerical example under Distribution of Death Benefit, Impact of Withdrawals on Guaranteed Minimum Death Benefit, below.
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum; or

•	payout under any of the variable annuity options provided under this Contract.
In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules, or regulations.
Ownership
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. You may change the Owner any time before the Owner’s death consistent with applicable state law. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the written Request is signed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change.
Grantor Trust Owned Annuity
Contracts owned by a Grantor Trust are not considered owned by a non-natural person and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities or Roth individual retirement annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code or under Section 408A of the Code. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
IRA Custodian or Trustee Owned Annuity
Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.
If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the sole Annuitant and Joint Annuitants will not be permitted.
Because the Code provides IRA holders with tax deferral and other benefits, Great-West Smart Track® II - 5 Year Variable Annuity should not be purchased by an IRA holder solely for tax deferral or other benefits already provided by the IRA itself.

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the written Request was signed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.
If the Beneficiary is not the Owner’s surviving Spouse, she/he may elect, not later than one year after the Owner’s date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary; and

•	such distributions begin no later than one year after the Owner’s date of death.
If Great-West does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death. The Death Benefit will be determined as of the Annuity Commencement Date.
If a corporation or other non-individual entity is entitled to receive benefits upon the Owner’s death, the Death Benefit must be completely distributed within five years of the Owner’s date of death.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
Distribution of Death Benefit
Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:

•
If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Strategy, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account;

•
If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, the non-Spouse individual Beneficiary may elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, then the entire amount must be distributed within five years of the Owner’s date of death.

The Death Benefit will be determined as of the date the payouts commence.
Death of Annuitant Who is Not the Owner of the Contract
If the Annuitant Dies Before the Annuity Commencement Date

If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Contract will continue and no Death Benefit will be payable. If no Contingent Annuitant has been named and no Joint Annuitant has been named, the Owner (or the Grantor if the Owner is a Grantor Trust, or the Underlying IRA Holder if the Owner is the custodian or trustee of an IRA account) will become the Annuitant.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner Who Is Not the Annuitant
If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.
Death of Owner Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.
If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant Dies After Annuity Commencement Date
If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.
Deferred Payment
If payment of the death benefit is deferred due to an action to recover the proceeds as defined in New York Insurance law section 3214, interest on the death benefit proceeds will be paid from the date of death of the Owner at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.
Impact of Withdrawals on Guaranteed Minimum Death Benefit
You should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
Numerical Example
Sum of Contract and GLWB Rider Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount* = $4,000

New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
*Withdrawal amount may be subject to the Withdrawal Charge.
The Benefit Base has no value and will not affect the Death Benefit.
Charges and Deductions
When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:

•	charges against your Annuity Account Value for our assumption of mortality and expense risks;

•	the Withdrawal Charge, if applicable;

•	Premium Tax, if applicable; and

•	Guarantee Benefit Fee, if applicable.
Mortality and Expense Risk Charge
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct a Mortality and Expense Risk Charge (M&E Charge) from your Annuity Account Value at the end of each valuation period. This is a daily charge equal to an effective annual rate of 1.20%. We guarantee that this charge will never increase beyond 1.20%.
The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option. Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.
If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.
Withdrawal Charge
The Withdrawal Charge may apply to amounts you withdraw under your Contract, including periodic withdrawals and full surrenders, depending on the length of time each Contribution has been invested and on the amount you withdraw. The Withdrawal Charge is calculated as a percentage of the Contribution being withdrawn and will reduce the net withdrawal accordingly. It varies with the number of years that have elapsed since each Contribution being withdrawn was made, as set forth in the following table:

Withdrawal Charge
Age of Contribution (being withdrawn)	Withdrawal Charge (as a percentage of the Contribution being withdrawn)
Less than one year old	7%
1 year old or older, but not yet 2 years old	7%
2 years old or older, but not yet 3 years old	6%
3 years old or older, but not yet 4 years old	5%
4 years old or older, but not yet 5 years old	4%
5 years old or older	0%
For purposes of calculating the Withdrawal Charge, we deem the oldest Contributions to be withdrawn first and Contributions to be withdrawn before earnings. After the amount of all Contributions has been withdrawn, all remaining withdrawals will be free of the Withdrawal Charge.
The Withdrawal Charge is designed to reimburse us for sales commissions and other expenses associated with the promotion and solicitation of offers for the Contracts, although our actual expenses may be greater or less than the

Withdrawal Charge amount. To the extent our expenses for distribution of the Contracts are not covered by the Withdrawal Charge, these expenses will be borne by our general assets, which include profits from the Mortality and Expense Risk Charge. See Distribution of the Contracts below for information regarding commissions and other amounts paid to broker-dealers in connection with Contract distribution.
Free Withdrawals
During each year, beginning on the Effective Date and renewing on each anniversary of the Effective Date, the Owner is allowed a percentage of withdrawals that are free of the Withdrawal Charge. The annual amount of free withdrawals is 10% of the sum of Contributions that are less than the surrender charge period and that were made as of the most recent Effective Date anniversary. For purposes of calculating the Withdrawal Charge on subsequent withdrawals, free withdrawals reduce the amount of the oldest remaining Contribution(s).
Installments paid during the GAW Phase reduce the free withdrawal amount. See Effect of Excess Withdrawals During the GAW Phase below.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio's prospectus.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from annuity payments. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Periodic Withdrawals
You may request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. Each periodic withdrawal amount is based on the Investment Strategy Account Value, less Premium Tax, if any, at the time of the withdrawal.
In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

•	A minimum withdrawal amount of at least $100;

•	The calendar day of the month on which withdrawals will begin;

•	One of the periodic withdrawal payout options discussed below—you may change the withdrawal option and/or the frequency once each calendar year; and

•	The type of allocation of withdrawals from the Investment Strategy Sub-Accounts

•	Withdrawals may be prorated across the Investment Strategy Sub-Accounts in proportion to their assets; or

•
Withdrawals may be made from specific Investment Strategy Sub-Account(s). When the specified Investment Strategy Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made;

•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began;

•	Charges and fees under the Contract continue to apply, including the Withdrawal Charge, which may be assessed on periodic withdrawals.
Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero;

•	The Investment Strategy Account Value is zero;

•	You request that withdrawals stop;

•	You purchase an annuity payout option; or

•	The Owner or the Annuitant dies.
We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59½.
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.
Annuity Payouts From the Investment Strategy
You can choose the date that you wish annuity payouts from the Investment Strategy to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.
If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not take annuity payouts from the Investment Strategy, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. If you have initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Strategy Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Strategy Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Strategy Account Value to purchase an annuity payout option is $2,000. If your Investment Strategy Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.
If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:
Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.
Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Great-West.
Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Strategy Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Strategy Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Strategy Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Strategy Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Strategy Only)
Once payouts start from the Investment Strategy under the annuity payout option you select:

•	no changes can be made in the payout option;

•	no additional Contributions to the Investment Strategy will be accepted under the Contract; and

•	no further withdrawals, other than withdrawals made to provide annuity benefits or satisfy the terms of a GLWB Rider, will be allowed.
A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see Federal Tax Matters below for details.
Guaranteed Lifetime Withdrawal Benefit
On any business day prior to your 85th birthday, you have the option of electing a GLWB Rider by either allocating Contributions to one or more Covered Funds in the Income Strategy at your direction, or by Transferring all or part of your Investment Strategy Account Value to one or more Covered Funds in the Income Strategy at your direction. If you exercise this option, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met. You may elect only one GLWB Rider.
You may select from four optional GLWB Riders: the Roll-Up Fixed GLWB Rider; the Enhanced Withdrawal Fixed GLWB Rider; the Lifetime Income Lock Fixed GLWB Rider; and the T-Note Tracker GLWB Rider. The four GLWB Riders are similar in most respects except for the GAW% calculation and the Guarantee Benefit Fee; the Roll-Up Fixed GLWB Rider also offers a roll-up rate (as detailed below), and the Enhanced Withdrawal Fixed GLWB Rider also offers a bonus rate (as detailed below) .
Generally, the fixed GLWB Riders are designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Lifetime Income Lock Fixed GLWB Rider, the Roll-Up Fixed GLWB Rider and the Enhanced Withdrawal Fixed GLWB Rider offer additional benefits in exchange for a higher Guarantee Benefit Fee .
The T-Note Tracker GLWB Rider, which is less expensive than the fixed GLWB Riders, is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise. Once GAWs have begun, the T-Note Tracker GLWB Rider is no longer affected by declining interest rates.
More information on each of the GLWB Riders is available below and in the Rate Sheet Supplement in effect on the date your Contract is issued. Unless otherwise noted, the following discussion applies to all GLWB Riders.
All guarantees are subject to the claims paying ability of Great-West. You should consult with a competent advisor regarding whether a particular GLWB Rider is suitable for your needs.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Strategy. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the GLWB Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or Transferring Investment Strategy Account Value to the Covered Fund(s) on any Business Day as long as you are younger than age 85 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Benefit Base, subject to the Benefit Base cap, as of the date of the deduction.
The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon thirty (30) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee depends on the GLWB Rider you select, as follows:

GLWB Rider	Current Guarantee Benefit Fee
Roll-Up Fixed GLWB Rider	1.30% of the Benefit Base
Enhanced Withdrawal Fixed GLWB Rider	1.20% of the Benefit Base
Lifetime Income Lock Fixed GLWB Rider	0.90% of the Benefit Base
T-Note Tracker GLWB Rider	0.65% of the Benefit Base
We reserve the right to change the frequency and amount of the Guarantee Benefit Fee at our discretion, including, but not limited to, current market conditions, Owner demand, and changes in the design, upon thirty (30) days prior written notice to you. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, interest rates, volatility, investment returns, expenses, mortality, and lapse rates. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We reserve the right to change the Guarantee Benefit Fee at our discretion, whether or not these experience factors change. We will never increase the fee above the maximum disclosed in the Fee Tables above. We do not need any particular event to occur before we may change the Guarantee Benefit Fee.
Any change to the fee will affect all assets in the Covered Fund(s) in the Income Strategy.
If you terminate a GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.

The Covered Fund(s)
A GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Strategy. The approved Covered Fund is described in The Portfolios above. Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We will notify you whenever the Covered Funds are changed. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under a GLWB Rider unless you Transfer assets out of the Covered Fund or terminate your Contract. Great-West will complete the allocations between the Covered Funds as disclosed in the notice as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.
We limit the number and type of Covered Funds available for use in the Income Strategy to reduce our risk exposure in providing the guarantees associated with GLWB Riders. Although the Covered Fund is not a managed volatility fund and does not employ a managed volatility strategy, the balanced nature of the Covered Fund may limit the return on your investment. Our selection of approved Covered Funds may create a conflict of interest, because an affiliated investment adviser manages the Covered Fund(s) and we may derive greater revenues from affiliated Covered Funds than certain other Sub-Accounts available under the Contract. Restricting the selection of approved Covered Funds may reduce the likelihood that Great-West will have to make payments under the GLWB Riders.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Strategy. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Benefit Base as of the date the fee is deducted each quarter.
 The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the GLWB Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Strategy on the GLWB Rider Election Date.

•	We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s);

•	We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal;

•
On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base (if so, your Benefit Base will then reflect positive Covered Fund performance);

•
For the T-Note Tracker GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset as described below results in a higher GAW Amount;

•
For the Lifetime Income Lock Fixed GLWB Rider, the Roll-Up Fixed GLWB Rider, and the Enhanced Withdrawal Fixed GLWB Rider, on each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount .

A few things to keep in mind regarding the Benefit Base:

•
The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value;

•	It is important that you do not confuse your Benefit Base with the Covered Fund Value;

•
During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be re-calculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution.  For the T-Note Tracker GLWB Rider, additional GLWB Rider Contributions may not be made after the GAW Phase begins; however, additional Contributions may be made during the

GAW Phase in the Roll-Up Fixed GLWB Rider, the Enhanced Withdrawal Fixed GLWB Rider, and the Lifetime Income Lock Fixed GLWB Rider . Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract. Please see the Covered Fund(s) prospectus for more information.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
If Great-West refuses to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base; or

•	your current Covered Fund Value.
Even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.
Annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
For information on annual adjustments to your Benefit Base under the Roll-Up Fixed GLWB Rider, see below.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.
Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base Cap, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Strategy Covered Fund(s) to any Investment Strategy Portfolio.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under a GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. In addition, Excess Withdrawals may be subject to the Withdrawal Charge. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution or Transfer during the GLWB Accumulation Phase is considered an Excess Withdrawal. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. A Distribution occurs when money is paid to you. A Transfer is the movement of money from one Covered Fund to any other Sub-Account, including another Covered Fund. If you Transfer any amount out of a Covered Fund, then you will be prohibited from making any Transfers into the same GLWB for at least ninety (90) calendar days.
Numerical Example
Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount*: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
*Excess Withdrawals may be subject to the Withdrawal Charge.
Fees Associated with the Covered Fund(s)
Neither the Guarantee Benefit Fee nor the mortality and expense charge will be treated as an Excess Withdrawal.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the GLWB Accumulation Phase to satisfy any contribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
In the case of a Non-Qualified Annuity Contract, if an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the non-Spouse Beneficiary.
GAW Phase
The GAW Phase begins when you elect to receive GAWs under a GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to establish the GAW%, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.

Because the GAW Phase cannot begin until all Covered Persons under a GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See GLWB Accumulation Phase above for more information. Installments will not begin until such change is made.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your financial advisor or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
Please note how the GAW is calculated because it will affect the benefits you receive under a GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is an Interest Rate Reset of the GAW%, or a reset based on the age of the Covered Person(s). See Annual Review of Your GAW% below.
To calculate the GAW, on the Initial Installment Date we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you purchased your Contract. The amount of the Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW.
Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.
Installment Frequency Options
You may elect to receive Installments on any of the following frequency periods: annually, semi-annually, quarterly, or monthly. You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW – paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See Effect of Excess Withdrawals During the GAW Phase described below.

After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.
The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts
If an Owner dies after the Initial Installment date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Money Market Sub-Account, or any other fund as approved by Great-West, and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the Beneficiary may elect to have a new Contract issued with the Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the Beneficiary is irrevocable.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.
To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts
If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.
If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts
Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new

Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:

Covered Fund Value before GAW =	$55,500

Benefit Base =	$100,000

GAW% =	5.5%

GAW Amount =	$100,000 x 5.5% = $5,500

Total Annual withdrawal =	$10,500

Excess withdrawal =	$10,500 - $5,500 = $5,000

Covered Fund Value after GAW =	$55,000 - $5,500 = $50,000

Covered Fund Value after Excess Withdrawal =	$50,000 - $5,000 = $45,000

Adjustment due to Excess Withdrawal =	$45,000/$50,000 = 0.90

Adjusted Benefit Base =	$100,000 x 0.90 = $90,000

Adjusted GAW Amount =	$90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)
Installments are not assessed Withdrawal Charges. However, during the GAW Phase, in each year beginning and ending on the anniversary of the Effective Date, the amount of free withdrawals available to the Owner will be reduced by the total amount of Installments paid. Thus, Excess Withdrawals may be subject to the Withdrawal Charge.
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, mortality and expense fees, and/or GAWs, but the Benefit Base is still positive.
When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the GLWB Settlement Phase. Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the GLWB Settlement Phase.
During the GLWB Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the GLWB Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Strategy
Divorce During the GLWB Accumulation Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Accumulation Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the GLWB Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree. In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GAW Phase – Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.
Pursuant to the agreement or decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become and Owner and receive his or her proportional GAWs.
Pursuant to the agreement or decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
The treatment of Non-Qualified Annuity Contracts held as an investment in a custodial IRA will be governed by the divorce Decree as it applies to the IRA.
Divorce During the GAW Phase – Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the joint Covered Persons GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
If a new Contract is issued, previously made Contributions will not be subject to a new Withdrawal Charge schedule.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce decree. Installments will continue pursuant to the lives of each payee.
Termination of a GLWB Rider
A GLWB Rider will terminate upon the earliest of:

•	the date of death of the Owner if there is no surviving Covered Person;

•	the date there is no longer a Covered Person under the GLWB Rider;

•	the date the Contract is terminated;

•	the date the Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals; or

•	the Annuitant’s 99th birthday, if no Installments have been taken.
If the GLWB is terminated, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will also terminate. The Owner may not make any subsequent GLWB Rider Contributions into the same GLWB until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of a GLWB Rider.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDERS
You should consult with your financial adviser to assist you in determining whether a GLWB Rider is suited for your financial needs and investment risk tolerance. Adding a GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed, and a Covered Person must remain living for you to receive certain benefits. Furthermore, a GLWB Rider contains different investment options (Covered Funds) and different investment limitations and conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.
If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, roll-up rate, or bonus rate applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Roll-Up Fixed GLWB Rider :
Guarantee Benefit Fee = 1.30% of the Benefit Base.
Provided all conditions are met, the Roll-Up Fixed GLWB Rider (available beginning January 15, 2016) provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 years. The roll-up rate applicable to new Contract sales is disclosed in a Rate Sheet Supplement.
The Roll-Up Fixed GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Lifetime Income Lock Fixed GLWB Rider, the Roll-Up Fixed GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Roll-Up Fixed GLWB Rider
Scenario #1: 72-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 4.50%
(for a 65-year-old)
GAW = $3,600 ($80,000 x 4.50%)
The Roll-Up Fixed GLWB Rider calculates annual adjustments to your Benefit Base differently than the other GLWB Riders:
On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:

•	your current Benefit Base plus a roll-up amount; or

•	your current Covered Fund Value.
The roll-up amount is equal to the sum of A and B:
A: Greater of the roll-up rate in effect at the time your purchase your Contract times:
i. the Market Ratchet Value (the last adjustment to the Benefit Base as a result of an increase to the Covered Fund Value) adjusted for proportional withdrawals; or
ii. the sum of previous years’ Roll-Up Fixed GLWB Rider Contributions less proportional withdrawals.
B. the roll-up rate in effect at the time your purchase your Contract times the proportional Contributions in Ratchet Period.
In any year in which there is an Excess Withdrawal, the roll-up amount will be zero. The roll-up period begins on the Rider Election Date and ends on the earliest of:

•	the 10th anniversary after the Rider Election Date;

•	the commencement of the GAW Phase; or

•	the date the Roll-Up Fixed GLWB Rider terminates.

When the roll-up period ends the roll-up amount will be zero.
Enhanced Withdrawal Fixed GLWB Rider :
Guarantee Benefit Fee = 1.20% of the Benefit Base.
Provided all conditions are met, the Enhanced Withdrawal Fixed GLWB Rider (available beginning January 15, 2016) provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Owners may receive a higher GAW% for Rider Contributions older than 5 years. The bonus rate applicable to new Contract sales is disclosed in a Rate Sheet Supplement.
The Enhanced Withdrawal Fixed GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Lifetime Income Lock Fixed GLWB Rider, the Enhanced Withdrawal Fixed GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Enhanced Withdrawal Fixed GLWB Rider
Scenario #1: 72-Year-Old Single Covered Person, Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 72-Year-Old Single Covered Person, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Single GAW%: 7.00% (GAW% Enhanced by 1%)
GAW = $5,600 ($80,000 x 7.00%)
Scenario #3: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse, Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #4: 60-Year-Old Single Covered Person Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #5: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Joint GAW% = 5.50% (GAW% Enhanced by 1%)
(for a 65-year-old)
GAW = $4,400 ($80,000 x 5.50%)
Lifetime Income Lock Fixed GLWB Rider:
Guarantee Benefit Fee = 0.90% of the Benefit Base.
Provided all conditions are met, the Lifetime Income Lock Fixed GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).

The Lifetime Income Lock Fixed GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Lifetime Income Lock Fixed GLWB Rider
Scenario #1: 72 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 3.50% (for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 4.50% (for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)

Reset of the GAW% During the GAW Phase
Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base Cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. Installments will not change unless Requested by the Owner. If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to reset.
Example: If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200

So New GAW is $7,200
New Benefit Base is $120,000
New GAW% of 6% will take effect

Numerical Example When Reset is NOT Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%

(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500

So, because $4,500 is less than current GAW of $5,000, no Reset of the GAW% will take effect.
T-Note Tracker GLWB Rider:
Guarantee Benefit Fee = 0.65% of the Benefit Base.
Provided all conditions are met, the T-Note Tracker GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a floating schedule that varies the GAW% based on the age of the Covered Person(s) and the 10-Year Treasury Yield ("10YR").
The T-Note Tracker GLWB Rider, which is less expensive than the fixed GLWB Riders, is sensitive to interest rate changes. For example, the T-Note Tracker GLWB Rider will be responsive to rising interest rates at the time GAWs start and provide an income stream that can increase as interest rates rise.
On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an Interest Rate Reset results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. However, additional GLWB Rider Contributions may not be made after the GAW Phase begins.
Calculation of Installment Amount
The GAW% is based in part on the age of the Covered Person(s) as of the date we calculate the first Installment and the current 10YR as of the previous weekly closing yield as of the last Business Day of the week prior to beginning Installments. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- T-Note Tracker GLWB Rider
Scenario #1: 72 Year Old Single Covered Person
10YR = 5.42%
Benefit Base = $80,000
Single GAW%: 6.05%, (See Guaranteed Annual Withdrawal % Table: Row: 5% - 5.99%; Column: 70+)
GAW = $4,840 ($80,000 x 6.05%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
10YR = 6.44%
Benefit Base = $80,000
Single GAW%: 4.55% (See Guaranteed Annual Withdrawal % Table: Row: 6% - 6.99%; Column: 59½ - 64)
Joint GAW% = 4.095%
GAW = $3,276 ($80,000 x 4.095%)
Scenario #3: 60 Year Old Single Covered Person
10YR = 3.7%
Benefit Base = $80,000

Single GAW%: 3.0% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 59½ - 64)
GAW = $2,400 ($80,000 x 3.0%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
10YR = 3.0%
Benefit Base = $80,000
Single GAW%: 4.00% (See Guaranteed Annual Withdrawal % Table: Row: <4%; Column: 65 - 69)
Joint GAW% = 3.60%
GAW = $2,880 ($80,000 x 3.6%)
Annual Review of Your GAW%
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made either by an Interest Rate Reset or by a Ratchet. We first will determine whether an Interest Rate Reset is applicable. The longer an Owner depletes Covered Fund Value by taking Installments, the less likely an Interest Rate Reset becomes. If an Interest Rate Reset is applicable, the GAW will automatically increase to the higher GAW amount. We then will determine if a Ratchet is applicable and results in a higher GAW. If neither calculation is applicable, then no adjustment to the GAW will be made.
Interest Rate Reset
For an Interest Rate Reset, we will calculate a hypothetical GAW by multiplying the Covered Fund Value, subject to the Benefit Base cap, by a GAW% based on the current 10YR and the Covered Person’s age on the Initial Installment Date. We will then compare the result of that hypothetical calculation to your previous GAW to determine if the hypothetical GAW is higher than your previous GAW. If so, we will adjust the GAW to the higher amount and will adjust the Benefit Base to equal the current Covered Fund Value. An adjustment to the GAW will increase or decrease the Benefit Base.
Ratchet
We will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value. For purposes of determining whether the Ratchet is more favorable than both the current GAW and the Interest Rate Reset, we will calculate a hypothetical GAW based on the Ratchet’s adjusted Benefit Base and prior year’s GAW%. We will then compare that to the current GAW and the GAW that would result from an Interest Rate Reset, as demonstrated in the examples below.

Numerical Example #1: Interest Rate Reset is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$450,000
Prior GAW%		4.00%
Prior GAW		$18,000

Inputs to Annual Review of your GAW
Current Covered Fund Value		$445,000
Current 10YR		4.10%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+

<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $445,000 x 4.500%				$20,025

#2: Ratchet
Is $445,000 higher than $450,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($18,000) and Interest Rate Reset GAW ($20,025))				$20,025
New Benefit Base				$445,000
New GAW%				4.50%

Numerical Example #2: Ratchet is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$250,000
Prior GAW%		5.50%
Prior GAW		$13,750

Inputs to Annual Review of your GAW
Current Covered Fund Value		$275,000
Current 10YR		4.80%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		65

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.50%)				4.50%
Interest Rate Reset GAW: $275,000 x 4.500%				$12,375

#2: Ratchet
Is $275,000 higher than $250,000?	Yes
Ratchet Benefit Base: Current Covered Fund Value	$275,000
Ratchet GAW: 275,000 x 5.500%	$15,125

Highest Calculation and Resulting GAW
New GAW (Greatest of Prior GAW ($13,750), Interest Rate Reset GAW ($12,375) and Ratchet GAW ($15,125))	$15,125
New Benefit Base	$275,000
New GAW%	5.50%

Numerical Example #3: Prior GAW is Most Beneficial (assume the following)
Prior Year GAW
Prior Benefit Base		$120,000
Prior GAW%		6.05%
Prior GAW		$7,260

Inputs to Annual Review of your GAW
Current Covered Fund Value		$100,000
Current 10YR		4.54%
Age/Joint Election on Initial Installment Date
Single or Joint Withdrawals		Single
Age Withdrawals Started		71

Comparison Calculations
#1: Interest Rate Reset
First, use table below to determine Single GAW% based on current 10YR
10YR	Age 59½ - 64	Age 65 - 69	Age 70+
<4%	3%	4%	4.50%
4% to 4.99%	3.15%	4.50%	4.95%
5% to 5.99%	3.85%	5.50%	6.05%
6% to 6.99%	4.55%	6.50%	7.15%
7% to 7.99%	5.25%	7.50%	8.25%
8%+	5.60%	8%	8.30%
Single GAW% (4.95%)				4.95%
Interest Rate Reset GAW: $100,000 x 4.950%				$4,950

#2: Ratchet
Is $100,000 higher than $120,000?				No
Ratchet Benefit Base: NA, Covered Fund Value less than Prior Benefit Base				NA
Ratchet GAW: NA				NA

Highest Calculation and Resulting GAW

GAW (Greatest of Prior GAW ($7,260) and Interest Rate Reset GAW ($4,950))	$7,260
Benefit Base	$120,000
GAW%	6.05%
If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, roll-up rate, or bonus rate applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you purchased your Contract, please contact our Retirement Resource Operations Center.
Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. You should consult a tax advisor for further information.
Federal Tax Matters
This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the Contract for tax purposes. Under a custodial or trusteed IRA account, the Underlying IRA Holder, who must be a natural person, is treated as the IRA beneficiary for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for a GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the

“investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
Under a tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Penalty Tax
There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59½;

•	Made as a result of death or disability of the Owner;

•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.
Similar penalties are imposed on premature distributions from Qualified Annuity Contracts. For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax advisor.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above;

•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.
Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:

•
If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner;

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See Required Minimum Distributions from Qualified Annuity Contracts below.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.
If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.
In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.
Under Rev. Proc. 2011-38:

•	The period of time in which cash can be withdrawn from either contract after a partial transfer has been significantly shortened from 12 months beginning on the date of the transfer to 180 days; and

•	Annuity payments that satisfy the newly enacted partial annuitization rule of IRC § 72(a)(2) will not be treated as a distribution from either the old or new contract.
Rev. Proc. 2011-38 is effective for transfers that are completed on or after October 24, 2011.
Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Investment Income Surtax
In taxable years beginning in 2013, distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Health Care and Education Reconciliation Act of 2010. The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
The Internal Revenue Service’s Revenue Ruling 2013-17 holds that for all federal tax purposes, including income, gift, and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code:

•	Only the Owner may be the Annuitant of the Contract;

•	Only one Owner may be established under the Contract;

•	The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•	The entire interest of the Owner is non-forfeitable;

•	The Owner may not borrow any money under the Contract or pledge it as security for a loan;

•	The Contract is non-transferable: the Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and

•
Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in § 408(k), Contributions will only be accepted if they are in cash and the total of such Contributions must not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.
The Owner has sole responsibility for determining whether any premium payment meets applicable income tax requirements.
Required Minimum Distributions from Qualified Annuity Contracts
Required Minimum Distributions (“RMDs”) made from a GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code.
It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. The Owner must begin to take payments which satisfy the minimum distribution requirements of the Code no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s).
The Owner should consult a tax advisor regarding withdrawals to satisfy his or her RMD amount
Distributions Before Death in Qualified Annuity Contracts
Notwithstanding any provision of the Contract, Rider, or Endorsement to the contrary, the distribution of the individual’s interest in the Qualified Annuity Contract will be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
The Owner’s entire interest in the non-Roth Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date, which is April 1 of the calendar year following the calendar year in which the Owner reaches age 70½. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the non-Roth Contract distributed in one of the following forms:

•	A single sum payment;

•	Equal or substantially equal payments no less frequently than annually over the life of the Owner;

•	Equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;

•	Equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or

•	Equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.
All distributions made hereunder will be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.
If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.
Distributions Upon Death in Qualified Annuity Contracts
Distributions beginning before death. If the Owner dies after distribution has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions beginning after death. If the Owner dies before distribution has begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distribution in accordance with (1) or (2) below:

1)
If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

2)
If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70½;

3)
If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.
Distribution of the Contracts
We offer the Contracts on a continuous basis through eligible broker/dealers that have entered into selling agreements with GWFS and us. Contracts are sold in New York and those other states where the Contract may lawfully be sold by licensed insurance agents who are registered representatives. Any eligible broker/dealers will be registered as broker/dealers under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and members of the Financial Industry Regulatory Authority ("FINRA"). GWFS may also offer the Contract directly to potential purchasers.
GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of GWL&A and an affiliate of Great-West. GWFS is registered with the SEC as a broker/dealer under the Exchange Act and is a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.
Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, pays eligible broker/dealers compensation for the promotion and sale of the Contract. Compensation paid to eligible broker/dealers is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See Payments We Receive, above. The Company pays a portion of these proceeds to eligible broker/dealers for distribution services.
As compensation for distribution services and some Contract administrative services, the Company may pay eligible broker/dealers a commission. The commission is based on a percentage of Contributions. The maximum commission that the Company will pay on the sale of the Contracts is 7.00%. In addition to this commission, the Company may also pay trailing compensation based on an annual rate of average daily Series Account assets held by a broker/dealer’s clients, ranging from zero to 1.00%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations. The amount of commissions received by an individual registered representative in connection with the sale of the Contract is determined by his or her broker/dealer. In addition, the overall compensation received by an eligible broker/dealer in connection with the sale of the Contract may be more or less than the overall compensation on similar or other products offered by that eligible broker/dealer. The amount and/or structure of the compensation may influence your registered representative or his or her broker/dealer to present the Contract over other investment alternatives. Such differences in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker/dealer. You should ask your registered representative about these differences, and how he or she and the eligible broker/dealer are compensated for selling the Contract.
Voting Rights
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.
Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Great-West.
Rights Reserved by Great-West
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;

•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account;

•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law;

•	To cease accepting Contributions at any time at our discretion;

•	To limit the number of Contracts that you may purchase;

•	To cease offering the Contract and/or GLWB Riders;

•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity;

•	To change the time or time of day that a valuation date is deemed to have ended; and

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings
Currently, the Series Account is not a party to, and its assets are not subject to, any material legal proceedings. Further, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of Great-West.
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields Jorden Burt, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Independent Registered Public Accounting Firm and Independent Auditors
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.
Cyber Security Risks
Our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, and unauthorized release of confidential Owner information. Cyber-attacks affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Annuity Account Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. There can be no assurance that we, the Portfolios or Covered Funds, or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Available Information
You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:
Retirement Resource Operations Center
P.O. Box 173920
Denver, CO 80217-3920
1-877-723-8723
rroc@greatwest.com
The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract, the Riders, and the Series Account.
You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.
The SAI contains more specific information relating to the Series Account and Great-West, such as:

•	general information;

•	information about Great-West Life & Annuity Insurance Company of New York and the Variable Annuity-2 Series Account;

•	calculation of annuity payouts;

•	services;

•	withholding; and

•	financial statements.

Appendix A — Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:
(a) is the net result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus
2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and
(b) is the result of:
1) the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus
2) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and
(c) is an amount representing the Mortality and Expense Risk Charge of 1.20% deducted from each Sub-Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

App A - 1

VARIABLE ANNUITY-2 SERIES ACCOUNT

GREAT-WEST SMART TRACK® II - 5 YEAR VARIABLE ANNUITY

Individual Flexible Premium Deferred
Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company of New York
50 Main Street
White Plains, NY 10606
Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated December 23, 2015, which is available without charge by contacting the Retirement Resource Operations Center, P.O. Box 173920, Denver, Colorado 80217-3921 or at 1-877-723-8723.

The date of this Statement of Additional Information is
December 23, 2015

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
AND VARIABLE ANNUITY-2 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado stock life insurance company. GWL&A is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets allocated to the Variable Annuity-2 Series Account (the “Series Account”) are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.
CALCULATION OF ANNUITY PAYMENTS

Variable Annuity Payout Options

The Company converts the Accumulation Units for each Investment Strategy Sub-Account held by you into Annuity Units at their values determined as of the end of the valuation period which contains the Annuity Commencement Date. The number of Annuity Units paid for each Investment Strategy Sub-Account is determined by dividing the amount of the first payment by the Annuity Unit value on the first valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for an Investment Strategy Sub-Account remains fixed during the Annuity Payment Period.

The first payment under a variable annuity payout option will be based on the value of each Investment Strategy Sub-Account on the first valuation date preceding the Annuity Commencement Date. We will determine it by applying the appropriate rate to the amount applied under the payout option. Payments after the first will vary depending upon the investment experience of the Investment Strategy Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the first valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payments for each Investment Strategy Sub-Account.
SERVICES

A.        Safekeeping of Series Account Assets

The assets of the Series Account are held by the Company. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.

B.        Independent Registered Public Accounting Firm and Independent Auditors

The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing in the Registration Statement (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph referring to the financial statements which have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

C.        Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly-owned subsidiary of GWL&A and an affiliate of the Company. GWFS is a Delaware corporation registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued from birth to age 80.
WITHHOLDING

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient’s election if the recipient fails to supply the Company with a taxpayer identification number (“TIN”) (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS

The financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Contracts is affected solely by the investment results of the Series Account.

Great-West Life & Annuity Insurance Company of New York
(a wholly-owned subsidiary of
Great-West Life & Annuity Insurance Company)
Balance Sheets as of December 31, 2014 and 2013
and Related Statements of Income, Comprehensive Income, Stockholder’s Equity and Cash Flows for Each of the Three Years in the Period Ended December 31, 2014 and Independent Auditors’ Report

Deloitte & Touche LLP Suite 3600 555 Seventeenth Street Denver, CO 80202-3942 USA Tel: +1 303 292 5400 Fax: +1 303 312-4000 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company of New York White Plains, New York

We have audited the accompanying financial statements of Great-West Life & Annuity Insurance Company of New York (the "Company") (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Member of
Deloitte Touche Tohmatsu Limited

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company of New York as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from separate records maintained by the Company and may not necessarily be indicative of conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company, as portions of certain expenses represent allocations made from affiliates.

March 31, 2015

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Balance Sheets
December 31, 2014 and 2013
(In Thousands, Except Share Amounts)

	December 31,
	2014	2013

Assets
Investments:

Fixed maturities, available-for-sale, at fair value (amortized cost of $802,727 and $673,162)	$833,705	$679,104
Fixed maturities, held for trading, at fair value (amortized cost of $10,826 and $67,216)	11,156	65,571
Mortgage loans on real estate (net of allowances of $100 and $100)	97,624	95,152
Policy loans	24,149	23,127
Short-term investments, available-for-sale (amortized cost of $23,807 and $26,778)	23,807	26,778
Equity investments	148	251
Total investments	990,589	889,983
Other assets:
Cash	625	1,078
Reinsurance receivable	4,519	5,495
Deferred acquisition costs (“DAC”)	15,481	12,761
Investment income due and accrued	8,411	7,647
Deferred income tax assets, net	3,304	11,196
Collateral under securities lending agreements	13,741	11,177
Due from parent and affiliates	4,452	1,218
Other assets	4,556	3,996
Assets of discontinued operations	240	408
Separate account assets	599,324	542,384
Total assets	$1,645,242	$1,487,343

See notes to financial statements.          (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Balance Sheets
December 31, 2014 and 2013
(In Thousands, Except Share Amounts)

	December 31,
	2014	2013

Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$868,208	$788,355
Policy and contract claims	1,967	2,173
Policyholders’ funds	2,457	2,188
Provision for policyholders’ dividends	3,200	3,000
Undistributed earnings on participating business	20,050	16,578
Total policy benefit liabilities	895,882	812,294
General liabilities:
Due to parent and affiliates	624	4,094
Payable under securities lending agreements	13,741	11,177
Other liabilities	6,926	7,063
Liabilities of discontinued operations	240	408
Separate account liabilities	599,324	542,384
Total liabilities	1,516,737	1,377,420
Commitments and contingencies (See Note 12)
Stockholder’s equity:
Common stock, $1,000 par value, 10,000 shares
authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income	12,654	2,259
Retained earnings	57,001	48,814
Total stockholder’s equity	128,505	109,923
Total liabilities and stockholder’s equity	$1,645,242	$1,487,343

See notes to financial statements.              (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statements of Income
Years ended December 31, 2014, 2013 and 2012
(In Thousands)

	Year Ended December 31,
	2014	2013	2012

Revenues:
Premium income	$13,455	$52,905	$8,847
Fee income	11,735	8,331	6,169
Other revenue	—	7,355	—
Net investment income	37,243	31,117	30,594
Realized investment gains (losses), net:
Total other-than-temporary losses	—	(273)	(424)
Other-than-temporary (gains) losses transferred to other comprehensive income	—	—	72
Other realized investment gains (losses), net	1,430	2,307	4,657
Total realized investment gains (losses), net	1,430	2,034	4,305
Total revenues	63,863	101,742	49,915
Benefits and expenses:
Life and other policy benefits	19,962	17,495	18,577
(Decrease) increase in future policy benefits	(6,546)	38,011	(4,746)
Interest paid or credited to contractholders	15,784	13,398	12,932
Provision for policyholders’ share of (losses) earnings on participating business	(1,041)	6,117	(2,370)
Dividends to policyholders	3,296	3,998	1,254
Total benefits	31,455	79,019	25,647
General insurance expenses	18,891	17,427	12,885
Amortization of DAC	1,184	608	2,379
Total benefits and expenses	51,531	97,054	40,911
Income before income taxes	12,332	4,688	9,004
Income tax expense	4,145	2,069	2,460
Net income	$8,187	$2,619	$6,544

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statements of Comprehensive Income (Loss)
Years ended December 31, 2014, 2013 and 2012
(In Thousands)

	Year Ended December 31,
	2014	2013	2012

Net income	$8,187	$2,619	$6,544
Components of other comprehensive income (loss)
Unrealized holding gains (losses) arising on available-for-sale fixed maturity investments	20,782	(24,933)	20,197
Reclassification adjustment for (gains) losses realized in net income	(269)	(2,672)	(2,886)
Net unrealized gains (losses) related to investments	20,513	(27,605)	17,311
Future policy benefits, DAC adjustments	(4,520)	4,805	(6,100)
Other comprehensive income (loss) before income taxes	15,993	(22,800)	11,211
Income tax expense (benefit) related to items of other comprehensive income	5,598	(7,979)	3,924
Other comprehensive income (loss) (1)	10,395	(14,821)	7,287
Total comprehensive income (loss)	$18,582	$(12,202)	$13,831

(1) Other comprehensive income (loss) includes the non-credit component of impaired losses (gains) on fixed maturities available-for-sale, net of future policy benefits, DAC and income taxes, in the amounts of $(47), $665 and $1,543 for the years ended December 31, 2014, 2013 and 2012, respectively.

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statements of Stockholder’s Equity
Years ended December 31, 2014, 2013 and 2012
(In Thousands, Except Share Amounts)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2012	$2,500	$56,350	$9,793	$39,651	$108,294
Net income				6,544	6,544
Other comprehensive income, net of income taxes			7,287		7,287
Balances, December 31, 2012	2,500	56,350	17,080	46,195	122,125
Net income				2,619	2,619
Other comprehensive loss, net of income taxes			(14,821)		(14,821)
Balances, December 31, 2013	2,500	56,350	2,259	48,814	109,923
Net income				8,187	8,187
Other comprehensive income, net of income taxes			10,395		10,395
Balances, December 31, 2014	$2,500	$56,350	$12,654	$57,001	$128,505

See notes to financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statements of Cash Flows
Years ended December 31, 2014, 2013 and 2012
(In Thousands)

	Year ended December 31,
	2014	2013	2012

Cash flows from operating activities:
Net income	$8,187	$2,619	$6,544
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Losses) earnings allocated to participating policyholders	(1,041)	1,336	(2,370)
Amortization of premiums (accretion of discounts) on investments, net	2,697	2,972	2,009
Net realized (gains) losses on investments	(3,406)	103	(4,305)
Net proceeds (purchases) of trading securities	57,164	(36,096)	(28,917)
Interest credited to contractholders	15,724	13,317	12,849
Depreciation and amortization	1,181	615	2,381
Deferral of acquisition costs	(6,250)	(3,574)	(4,660)
Deferred income taxes	2,296	(3,099)	58
Other, net	—	(2)	(219)
Changes in assets and liabilities:
Policy benefit liabilities	(14,899)	(11,001)	(12,152)
Reinsurance receivable	1,144	1,301	4,057
Investment income due and accrued	(764)	(741)	(922)
Other assets	(342)	1,170	(1,993)
Other liabilities	(673)	(312)	1,410
Net cash provided by (used in) operating activities	61,018	(31,392)	(26,230)

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	73,911	139,347	197,804
Mortgage loans on real estate	6,445	8,324	10,028
Other investments	115	495	64
Purchases of investments:
Fixed maturities, available-for-sale	(205,680)	(138,704)	(250,371)
Mortgage loans on real estate	(8,985)	(10,000)	(10,704)
Other investments	(3)	—	(687)
Net change in short-term investments	2,971	(360)	(9,713)
Policy loans, net	(890)	(160)	(2,143)
Net cash used in investing activities	(132,116)	(1,058)	(65,722)

See notes to financial statements          (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Statements of Cash Flows
Years ended December 31, 2014, 2013 and 2012
(In Thousands)

	Year ended December 31,
	2014	2013	2012

Cash flows from financing activities:
Contract deposits	$138,908	$97,907	$129,970
Contract withdrawals	(62,095)	(69,044)	(35,678)
Change in due to/from parent and affiliates	(6,704)	(2,090)	4,068
Change in book overdrafts	536	369	(191)
Net cash provided by financing activities	70,645	27,142	98,169

Net (decrease) increase in cash	(453)	(5,308)	6,217
Cash, beginning of year	1,078	6,386	169
Cash, end of year	$625	$1,078	$6,386

Supplemental disclosures of cash flow information:
Net cash paid during the year for income taxes	$(7,936)	$(1,752)	$(1,094)

Non-cash investing transactions during the year:
Fixed maturity investments, available-for-sale acquired in reinsurance termination (See Note 3)	$—	$(44,104)	$—
Policy loans acquired in reinsurance termination (See Note 3)	—	(6,468)	—

See notes to financial statements (Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a direct wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”) which is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of New York and is subject to regulation by the New York State Department of Financial Services.

Basis of Presentation

The financial statements include the accounts of the Company and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of DAC, valuation of policy benefit liabilities and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.

The Company is a member of a controlled group. Therefore, its results may not be indicative of those of a stand-alone company.

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.
The Company classifies the majority of its fixed maturity investments as available-for-sale which are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”).

Premiums and discounts are recognized as a component of net investment income using the effective interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company also classifies certain fixed maturity investments as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

The Company recognizes the acquisition of its public fixed maturity and equity investments on a trade date basis.

2.
Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, origination fees and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums, discounts

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

and origination fees are amortized to net investment income using the effective interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions.  On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•
Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms.  The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest.  The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”).  In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.
Policy loans are carried at their unpaid balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policy.

4.
Short-term investments include securities purchased with investment intent and with initial maturities of one year or less and are generally carried at fair value which is approximated from amortized cost.

5.
The Company participates in a securities lending program in which the Company lends fixed maturity securities that are held as part of its general account investment portfolio to third parties.  The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio.  The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term.  Securities lending transactions are accounted for as secured borrowings.  The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default.  The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral.  Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Non-cash collateral is not recognized as the Company does not have effective control.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

6.
The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a fixed maturity investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income.  The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•
Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•
Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•
Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

•	U.S. states and their subdivisions - material event notices.

•	Equity investments - exchange rates, various index data and news sources.

•	Short-term investments - valued based on amortized cost with consideration of issuer credit quality.

•
Separate account assets - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•
Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

•	Corporate debt securities - unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.

•	Asset-backed securities - internal models utilizing asset-backed securities index spreads.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

Internal pricing models may be used to value certain Level 3 securities. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate and the internally adjusted ABX Index spread. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and a monthly comparison to pricing vendor evaluations is performed and analyzed.

In some instances, securities are priced using external broker quotes.  In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained.  External broker quotes are reviewed internally by comparing the quotes to similar securities

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

in the public market and/or to vendor pricing, if available.  Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the statement of cash flows. The book overdrafts in the amounts of $905 and $369 are included in other liabilities at December 31, 2014 and 2013, respectively.

Deferred acquisition costs

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received and applied to the deferrable costs. The recoverability of such costs is dependent upon the future profitability of the related business. Recoverability testing is performed for current issue year products to determine if gross revenues are sufficient to cover DAC and expenses. At least annually, loss recognition testing is performed on aggregated blocks of business to adjust the DAC balance.

DAC associated with the annuity products and flexible premium universal life insurance products is being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of this amount is made when the Company revises its estimates of current or future gross profits on an annual basis. DAC associated with traditional life insurance is amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets.  The Company issues variable annuity contracts and variable universal life contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and therefore, are not included in the Company’s statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds.

Future policy benefits liabilities

Life insurance and annuity future benefits liabilities with life contingencies in the amounts of $477,533 and $411,097 at December 31, 2014 and 2013, respectively, are computed on the basis of assumed investment yield, mortality, morbidity and expenses, including a margin for adverse deviation. These future policy benefits are calculated as the present value of future benefits (including dividends) and expenses less the present value of future net premiums. The assumptions used in calculating the future policy benefits generally vary by plan, year of issue and policy duration. Additionally, these future policy benefits are established for claims that have been incurred but not reported based on factors derived from past experience.

Annuity contract benefits liabilities without life contingencies in the amounts of $390,223 and $377,020 at December 31, 2014 and 2013, respectively, are established at the contract holder’s account value, which is equal to cumulative deposits and credited

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

interest, less withdrawals and mortality and expense and/or administrative service charges. The Company’s general account also has some immediate annuities. Future benefits for immediate annuities without life contingent payouts are computed on the basis of assumed investment yield and expenses.

Reinsurance ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term, coinsurance and modified coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying balance sheets. Premiums, fee income and policyholder benefits are reported net of reinsurance ceded in the accompanying statements of income. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company strives to cede risks to highly rated, well-capitalized reinsurers. The Company monitors and evaluates the financial condition of reinsurers to minimize exposure to credit risk.

Policy and contract claims
Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. Claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities were $113,475 and $113,849 at December 31, 2014 and 2013, respectively. Participating business composed approximately 15% and 16% of the Company’s individual life insurance in-force at December 31, 2014 and 2013, and 49%, 92% and 43% of individual life insurance premium income for the years ended December 31, 2014, 2013 and 2012, respectively. The policyholder’s share of net income on participating policies that cannot be distributed to the Company’s stockholder is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the balance sheet.

Revenue recognition

Life insurance premiums are recognized when due in premiums. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned in fee income. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due in fee income.

Net investment income

Interest income from fixed maturities, mortgage loans on real estate and policy loans is recognized when earned. Net investment income on equity securities is primarily comprised of dividend income and is recognized on the ex-dividend date.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Realized investment gains (losses)

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis.

Benefits and expenses

Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than enactments or changes in the tax laws or rules, are considered. A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

2. Application of Recent Accounting Pronouncements

Future adoption of new accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606) (“ASU No. 2014-09”). The update outlines a comprehensive model for accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. While the update does not apply to insurance contracts within the scope of Topic 944, it does apply to other fee income earned by the Company which includes fees from assets under management, assets under administration, shareholder servicing, administration and record-keeping services and investment advisory services. The core principle of the model requires that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. The update also requires increased disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. In adopting ASU No. 2014-09, the Company may use either a full retrospective or a modified retrospective approach. The update is effective for public business entities for interim and annual periods beginning after December 15, 2016. Early adoption is not permitted. The Company is currently evaluating the impact of this update on its financial statements.

In June 2014, the FASB issued ASU No. 2014-11 Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU No. 2014-11”). ASU No. 2014-11 amends the accounting for entities that enter into repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings. ASU No. 2014-11 requires new footnote disclosures for repurchase agreements and securities lending transactions accounted for as secured borrowings. The accounting changes in ASU 2014-11 are effective for public business entities for the first interim or annual period beginning after December 15, 2014. The disclosure for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions accounted for as secured borrowings is required to be presented for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Company is currently evaluating the impact of this update on its financial statements.

In August 2014, the FASB issued ASU 2014-15 Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (Subtopic 205-40). The update will require management to evaluate whether there is substantial doubt about the Company’s ability to continue as a going concern. If there is substantial doubt about the Company’s ability to continue as a going concern, the Company will be required to disclose that fact, along with managements’ evaluation of the effectiveness of its plan to alleviate that doubt. The update defines substantial doubt as when it is probable that the Company will be unable to

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

meet its obligations as they become due within one year of the date the financial statements are issued. The assessment and disclosure requirements, if applicable, will be required quarterly. The update is effective for the annual period ending after December 15, 2016, and for interim and annual periods thereafter. The Company does not expect this update to have an impact on the Company’s financial statements.

In November 2014, the FASB issued ASU 2014-17 Pushdown Accounting (Topic 805). The update gives an acquired entity the option of applying pushdown accounting in its stand-alone financial statements when a change in control occurs. The update is effective immediately and will apply to business combinations executed by the Company after November 18, 2014.

3. Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the balance sheets are the following amounts related to reinsurance ceded to related parties:

	Year Ended December 31,
	2014	2013
Reinsurance receivable	$2,471	$2,624

Included in the statements of income are the following related party amounts:

	Year Ended December 31,
	2014	2013	2012
Premium income	$(4,713)	$37,760	(7,158)
Life and other policy benefits	(3,004)	(2,395)	(3,673)

On January 1, 2013, the Company terminated its reinsurance agreement with its affiliate, The Canada Life Assurance Company (“CLAC”), pursuant to which it had ceded certain participating life business on a coinsurance basis.

The Company recorded, at fair value, the following on January 1, 2013, in its balance sheet in connection with the termination of the reinsurance agreement:

Assets		Liabilities
Fixed maturities, available-for-sale	$44,104	Undistributed earnings on participating business	$7,355
Policy loans	6,468	Due to parent and affiliates	3,841
Reinsurance receivable	(42,297)
Investment income due and accrued	347
Deferred income tax assets, net	2,574
Total	$11,196	Total	$11,196

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

The Company recorded the following on January 1, 2013, in its statement of income in connection with the termination of the reinsurance agreement:

Premium income	$42,297
Other revenue	7,355
Total	49,652

Increase in future policy benefits	41,297
Dividends to policyholders	1,000
Total	42,297

Participating policyholders’ net income	7,355
Provision for policyholders’ share of earnings on participating business	7,355
Net income available to shareholder	$—

In the normal course of business the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services and investment advisory services, as well as corporate support services which include general and administrative services, information technology services, and marketing services. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

		Year Ended December 31,			Financial statement line
Description	Related party	2014	2013	2012
Receives corporate support services.	GWL&A and CLAC (1)	$6,947	$6,592	$5,915	General insurance expenses
Receives recordkeeping services.	FASCore, LLC (2)	3,142	2,692	1,857	General insurance expenses
Receives investment advisory.	GWL&A	(597)	(722)	(623)	Net investment income
Provides recordkeeping services.	GWL&A	1,981	435	—	Fee income

(1) An indirect wholly-owned subsidiary of Lifeco
(2) A wholly-owned subsidiary of GWL&A

The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2014	2013
Lifeco	On account	On demand	$2,853	$—
GWFS Equities, Inc.(1)	On account	On demand	1,445	1,218
GWL&A	On account	On demand	154	—
Total			$4,452	$1,218

(1) An wholly-owned subsidiary of GWL&A

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2014	2013
CLAC	On account	On demand	$334	$274
Lifeco	On account	On demand	—	3,234
GWL&A	On account	On demand	—	308
Other related party receivables	On account	On demand	290	278
Total			$624	$4,094

The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, which are affiliates of the Company and shares of other non-affiliated mutual funds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by GWL&A.  The separate account balances in the accompanying consolidated balance sheets include GWL&A general account investment contracts of $7,219 and $6,295 at December 31, 2014 and 2013, respectively.

In September 2013, GWL&A transferred $24,858 of cash and future policy benefits to the Company. The transfer of cash and future policy benefits relate to contracts with policyholders domiciled in the state of New York that were previously accounted for on the books of GWL&A.

In addition, the Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Investments

The following tables summarize fixed maturity investments and equity securities classified as available-for-sale and the non-credit-related component of OTTI in AOCI:

	December 31, 2014
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$70,831	$1,760	$259	$72,332	$—
Obligations of U.S. states and their subdivisions	42,673	5,849	53	48,469	—
Foreign government securities	2,455	—	4	2,451	—
Corporate debt securities	566,323	23,084	2,411	586,996	(283)
Asset-backed securities	60,448	2,239	703	61,984	(1,131)
Residential mortgage-backed securities	22,106	781	466	22,421	—
Commercial mortgage-backed securities	37,891	1,161	—	39,052	—
Total fixed maturities	$802,727	$34,874	$3,896	$833,705	$(1,414)

Equity investments:
Fixed income mutual funds	$19	$2	$1	$20	$—
Equity mutual funds	93	33	5	121	—
Balance and asset allocation mutual funds	6	1	—	7	—
Total equity investments	$118	$36	$6	$148	$—

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

	December 31, 2013
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$70,361	$866	$3,167	$68,060	$—
Obligations of U.S. states and their subdivisions	30,968	3,228	282	33,914	—
Foreign government securities	2,617	—	14	2,603	—
Corporate debt securities	454,164	13,488	9,881	457,771	(325)
Asset-backed securities	74,909	2,409	848	76,470	(1,064)
Residential mortgage-backed securities	26,709	580	819	26,470	—
Commercial mortgage-backed securities	13,434	580	198	13,816	—
Total fixed maturities	$673,162	$21,151	$15,209	$679,104	$(1,389)

Equity investments:
Fixed income mutual funds	$35	$1	$1	$35	$—
Equity mutual funds	152	39	4	187	—
Balance and asset allocation mutual funds	23	6	—	29	—
Total equity investments	$210	$46	$5	$251	$—

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities with previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 5 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2014
	Amortized cost	Estimated fair value
Maturing in one year or less	$23,530	$24,167
Maturing after one year through five years	174,895	182,685
Maturing after five years through ten years	264,406	273,813
Maturing after ten years	179,599	189,651
Mortgage-backed and asset-backed securities	160,297	163,389
Total fixed maturities	$802,727	$833,705

Mortgage -backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following table summarizes information regarding the sales of securities classified as available-for-sale:

	Year Ended December 31,
	2014	2013	2012
Proceeds from sales	$15,595	$80,975	$134,090
Gross realized gains from sales	553	2,988	3,253
Gross realized losses from sales	1	42	15

Included in net investment income are unrealized gains (losses) of $1,244, $(2,125) and $221 on held for trading fixed maturity investments still held at December 31, 2014, 2013 and 2012, respectively.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component:

	December 31,
	2014	2013
Principal	$97,290	$94,657
Unamortized premium (discount) and fees, net	434	595
Mortgage provision allowance	(100)	(100)
Total mortgage loans	$97,624	$95,152

The recorded investment of the mortgage loan portfolio categorized as performing was $97,724 and $95,252 as of December 31, 2014 and 2013, respectively.

The following table summarizes activity in the mortgage provision allowance:

	Year Ended December 31,
	2014	2013	2012
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$100	$100	$880
Provision increases	—	273	—
Charge-off	—	(273)	—
Provision decreases	—	—	(780)
Ending balance	$100	$100	$100

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$100	$100	$100

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$97,724	$95,252	$93,602
Individually evaluated for impairment	3,980	4,178	4,985
Collectively evaluated for impairment	93,744	91,074	88,617

Occasionally, the Company elects to grant a concession to a debtor with financial difficulties in an attempt to protect as much of its investment as possible. During the year ended December 31, 2014, there were no loans classified as troubled debt restructuring.
During the year ended December 31, 2013, the Company had two loans, with remaining principal balances of $1,234, classified as troubled debt restructurings. The loan modification on one loan forgave $247 of principal and, subsequent to the concession, the remaining loan balance was paid in full. The loan modifications on the second loan included a reduced interest rate and maturity extension but the Company expects a full recovery.

Securities lending - The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost of $15,252 and $13,169 and estimated fair values of $15,423 and $12,838 were on loan

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

under the program at December 31, 2014 and 2013, respectively. The Company received restricted cash of $13,741 and $11,177 and a security with a fair value of $2,131 and $2,033 as collateral at December 31, 2014 and 2013, respectively.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment:

	December 31, 2014
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$—	$—	$29,990	$259	$29,990	$259
Obligations of U.S. states and their subdivisions	3,219	53	—	—	3,219	53
Foreign government securities	2,451	4	—	—	2,451	4
Corporate debt securities	67,636	665	48,337	1,746	115,973	2,411
Asset-backed securities	5,427	174	11,389	529	16,816	703
Residential mortgage-backed securities	1,365	3	6,473	463	7,838	466
Total fixed maturities	$80,098	$899	$96,189	$2,997	$176,287	$3,896

Total number of securities in an
unrealized loss position		21		25		46

	December 31, 2013
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$53,401	$3,167	$—	$—	$53,401	$3,167
Obligations of U.S. states and their subdivisions	2,523	282	—	—	2,523	282
Foreign government securities	2,604	14	—	—	2,604	14
Corporate debt securities	149,452	7,673	21,535	2,208	170,987	9,881
Asset-backed securities	8,955	231	5,182	617	14,137	848
Residential mortgage-backed securities	9,136	819	—	—	9,136	819
Commercial mortgage-backed securities	5,742	198	—	—	5,742	198
Total fixed maturities	$231,813	$12,384	$26,717	$2,825	$258,530	$15,209

Total number of securities in an
unrealized loss position		65		9		74

Fixed maturity investments - Total unrealized losses and OTTI decreased by $11,313 from December 31, 2013 to December 31, 2014. The overall decrease in unrealized losses was due to lower interest rates at December 31, 2014 compared to December 31, 2013 resulting in generally higher valuations of these fixed maturity securities.

Total unrealized losses greater than twelve months increased by $172 from December 31, 2013 to December 31, 2014. Corporate debt securities account for 58%, or $1,746, of the unrealized losses and OTTI greater than twelve months as of December 31, 2014. These securities continue to be rated investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Asset-backed and residential mortgage-backed securities account for 33% of unrealized losses and OTTI greater than twelve months as of December 31, 2014. Of the $992 of unrealized losses and OTTI over twelve months on asset-backed and residential mortgage-backed securities, 89%, or $885, are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in earnings.

See Note 5 for additional discussion regarding fair value measurements.
Other-than-temporary impairment recognition - The OTTI on fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year Ended December 31,
	2014	2013	2012
Beginning balance	$2,133	$2,133	$4,841
Additions:
Initial impairments - credit loss on securities not previously impaired	—	—	352
Reductions:
Due to sales, maturities, or payoffs during the period	—	—	(3,060)
Due to increase in cash flows expected to be collected that are recognized over the remaining life of the security	(151)	—	—
Ending balance	$1,982	$2,133	$2,133
Net Investment Income

The following table summarizes net investment income:

	Year Ended December 31,
	2014	2013	2012
Investment income:
Fixed maturity and short-term investments	$31,851	$26,197	$25,940
Mortgage loans on real estate	4,775	4,857	5,110
Policy loans	1,174	1,017	353
Other	40	(232)	(186)
	37,840	31,839	31,217
Investment expenses	(597)	(722)	(623)
Net investment income	$37,243	$31,117	$30,594
Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses):

	Year Ended December 31,
	2014	2013	2012
Realized investment gains (losses):
Fixed maturity and short-term investments	$1,335	$1,795	$3,235
Mortgage loans on real estate	75	156	1,071
Other	20	83	(1)
Realized investment gains:	$1,430	$2,034	$4,305

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that is segmented for the benefit of the participating fund account. The amounts of net investment income allocated to the participating fund account were $4,468, $4,176 and $3,165 for the years ended December 31, 2014, 2013 and 2012, respectively. The amounts of realized investment gains (losses) allocated to the participating fund account were $397, $(327) and $503 for the years ended December 31, 2014, 2013 and 2012, respectively.

5. Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2014
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Assets:	(Level 1)	(Level 2)	(Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations
and U.S. agencies	$—	$72,332	$—	$72,332
Obligations of U.S. states and
their subdivisions	—	48,469	—	48,469
Foreign government securities	—	2,451	—	2,451
Corporate debt securities	—	586,996	—	586,996
Asset-backed securities	—	61,984	—	61,984
Residential mortgage-backed securities	—	22,421	—	22,421
Commercial mortgage-backed securities	—	39,052	—	39,052
Total fixed maturities available-for-sale	—	833,705	—	833,705
Fixed maturities held for trading:
U.S. government direct obligations
and U.S. agencies	—	6,820	—	6,820
Corporate debt securities	—	3,245	—	3,245
Commercial mortgage-backed securities	—	1,091	—	1,091
Total fixed maturities held for trading	—	11,156	—	11,156
Equity investments available-for-sale
Fixed income mutual funds	—	20	—	20
Equity mutual funds	—	121	—	121
Balanced and asset allocation mutual funds	—	7	—	7
Total equity investments available-for-sale	—	148	—	148
Short-term investments available-for-sale	13,807	10,000	—	23,807
Collateral under securities lending agreements	13,741	—	—	13,741
Separate account assets	598,156	1,168	—	599,324
Total assets	$625,704	$856,177	$—	$1,481,881

Liabilities
Payable under securities lending agreement	$13,741	$—	$—	$13,741

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2013
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
Assets:	(Level 1)	(Level 2)	(Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations
and U.S. agencies	$—	$68,060	$—	$68,060
Obligations of U.S. states and
their subdivisions	—	33,914	—	33,914
Foreign government securities	—	2,603	—	2,603
Corporate debt securities	—	457,771	—	457,771
Asset-backed securities	—	72,479	3,991	76,470
Residential mortgage-backed securities	—	26,470	—	26,470
Commercial mortgage-backed securities	—	13,816	—	13,816
Total fixed maturities available-for-sale	—	675,113	3,991	679,104
Fixed maturities held for trading:
U.S. government direct obligations
and U.S. agencies	—	61,392	—	61,392
Corporate debt securities	—	3,153	—	3,153
Commercial mortgage-backed securities	—	1,026	—	1,026
Total fixed maturities held for trading	—	65,571	—	65,571
Equity investments available-for-sale
Fixed income mutual funds	—	35		35
Equity mutual funds	—	187		187
Balanced and asset allocation mutual funds	—	29		29
Total equity investments available-for-sale	—	251	—	251
Short-term investments available-for-sale	18,778	8,000	—	26,778
Collateral under securities lending agreements	11,177	—	—	11,177
Separate account assets	541,267	1,117	—	542,384
Total assets	$571,222	$750,052	$3,991	$1,325,265

Liabilities
Payable under securities lending agreement	$11,177	$—	$—	$11,177

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity and equity investments

The fair values for fixed maturity and equity investments are based upon market prices from independent pricing services. In cases where market prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuers.

Separate account assets

Separate account assets include investments in mutual fund securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis.

Assets measured at fair value using significant unobservable inputs (Level 3)

The following tables present additional information about assets measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

Recurring Level 3 financial assets
Year Ended December 31, 2014
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2014	$3,991
Transfers out of Level 3 (1)	(3,991)
Balance, December 31, 2014	$—
Total gains (losses) for the period included in net income
attributable to the change in unrealized gains and losses relating
to assets held at December 31, 2014	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

Recurring Level 3 financial assets
Year Ended December 31, 2013
Fixed maturities available-for-sale
Asset-backed securities
Balance, January 1, 2013	$4,829
Realized and unrealized gains (losses) included in:
Other comprehensive income (loss)	342
Settlements	(1,180)
Balance, December 31, 2013	$3,991
Total gains (losses) for the period included in net income
attributable to the change in unrealized gains and losses relating
to assets held at December 31, 2013	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

	Recurring Level 3 financial assets
	Year Ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Total
Balance, January 1, 2012	$1,434	$5,545	$6,979
Realized and unrealized gains (losses) included in:
Net income	21	—	21
Other comprehensive income (loss)	(2)	414	412
Sales	(104)	—	(104)
Settlements	(92)	(1,130)	(1,222)
Transfers out of Level 3 (1)	(1,257)	—	(1,257)
Balance, December 31, 2012	$—	$4,829	$4,829
Total gains (losses) for the period included in net income
attributable to the change in unrealized gains and losses
relating to assets held at December 31, 2012	$—	$—	$—

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2013
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities (1)	$3,991	Internal model pricing	Prepayment speed assumption	7

			Constant default rate assumption	4

			Adjusted ABX Index spread assumption (2)	467

(1) Includes home improvement loans only.
(2) Includes an internally calculated liquidity premium adjustment of 217.

At December 31, 2013, after adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 373 to 647 basis points. The constant default rate assumption ranged from 2.1 to 4.6.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption. As the constant default rate assumption or the adjusted ABX Index spread assumption decreases, the price and therefore, the fair value, of the securities increases.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis:

	December 31, 2014		December 31, 2013
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$97,624	$104,530	$95,152	$98,503
Policy loans	24,149	24,149	23,127	23,127

Liabilities
Annuity contract benefits without
life contingencies	$390,223	$381,203	$377,020	$367,432
Policyholders’ funds	2,457	2,457	2,188	2,188

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates their carrying value. The estimated fair value is classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest credited rates with 30 days notice. The estimated fair value was classified as Level 2.

6. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts.  On existing business, the Company retains a maximum of $250 of coverage per individual life. For new term life insurance policies, the Company retains 100% of the first $50 of coverage per individual life and 50% of coverage in excess of $50 up to a maximum retention of $250 per individual life.  For new business-owned life insurance policies, the Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

retains 100% of the first $250 per individual life.  New term and business-owned life insurance policies are reinsured to GWL&A. The Company does not assume business under reinsurance agreements.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2014 and 2013, the reinsurance receivables had carrying values in the amounts of $4,519 and $5,495, respectively. Included in these amounts are $2,471 and $2,624 at December 31, 2014 and 2013, respectively, associated with reinsurance agreements with related parties. At December 31, 2014 and 2013, 28% and 14%, respectively, of the total reinsurance receivable was due from GWL&A. In addition, 27% and 24%, respectively, of the total reinsurance receivable was due from CLAC at December 31, 2014 and 2013.

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2014:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,334,623	$(1,739,173)	$1,595,450

Premium income:
Life insurance	$20,802	$(7,347)	$13,455
The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2013:

	Written and earned direct	Reinsurance ceded	Net
Life insurance in-force:
Individual	$3,413,560	$(1,839,552)	$1,574,008

Premium income:
Life insurance (1)	$17,836	$35,069	$52,905
(1) Reinsurance ceded premium income includes the impact from the termination of the reinsurance agreement with CLAC. See Note 3 for additional discussion regarding the transaction.

The following tables summarize total premium income for the year ended December 31, 2012:

	Written and earned direct	Reinsurance ceded	Net
Premium income:
Life insurance	$18,541	$(9,694)	$8,847

Reinsurance recoveries for life and other policy benefits were $4,976, $3,879 and $4,871 for the years ended December 31, 2014, 2013 and 2012, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

7. Deferred Acquisition Costs

The following table summarizes activity in DAC:

	2014	2013	2012
Balance, January 1,	$12,761	$7,032	$6,195
Capitalized additions	6,248	3,574	4,660
Amortization and writedowns	(1,184)	(608)	(2,379)
Unrealized investment (gains) losses	(2,344)	2,763	(1,444)
Balance, December 31,	$15,481	$12,761	$7,032

8. Stockholder’s Equity and Dividend Restrictions

At December 31, 2014 and 2013, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at both dates.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	Year Ended December 31,				December 31,
	2014	2013	2012		2014	2013
Net income (loss)	$1,510	$(4,477)	$4,505	Capital and surplus	$82,864	$79,530

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC.  Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL.  The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2014.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. In addition, the maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the New York State Department of Financial Services, statutory capital and surplus and net gain from operations at and for the year ended December 31, 2014 were $82,864 and $2,842, respectively. Based on the as filed amounts, the Company may pay an amount less than $2,842 of dividends during the year ended December 31, 2015 without the approval of the New York Superintendent of Financial Services. Prior to any payments of dividends, the Company seeks approval from the Superintendent.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

9. Other Comprehensive Income

The following tables present the accumulated balances for each classification of other comprehensive income (loss):

	Year Ended December 31, 2014
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2014	$4,483	$(2,224)	$2,259
Other comprehensive income (loss) before reclassifications	13,508	(2,938)	10,570
Amounts reclassified from AOCI	(175)	—	(175)
Net current period other comprehensive income (loss)	13,333	(2,938)	10,395
Balances, December 31, 2014	$17,816	$(5,162)	$12,654

	Year Ended December 31, 2013
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2013	$22,426	$(5,346)	$17,080
Other comprehensive income (loss) before reclassifications	(16,206)	3,122	(13,084)
Amounts reclassified from AOCI	(1,737)	—	(1,737)
Net current period other comprehensive income (loss)	(17,943)	3,122	(14,821)
Balances, December 31, 2013	$4,483	$(2,224)	$2,259

	Year Ended December 31, 2012
	Unrealized holding gains / losses arising on fixed maturities, available-for-sale	Future policy benefits and DAC adjustments	Total
Balances, January 1, 2012	$11,174	$(1,381)	$9,793
Other comprehensive income (loss) before reclassifications	13,128	(3,965)	9,163
Amounts reclassified from AOCI	(1,876)	—	(1,876)
Net current period other comprehensive income (loss)	11,252	(3,965)	7,287
Balances, December 31, 2012	$22,426	$(5,346)	$17,080

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

The following tables present the composition of other comprehensive income (loss):

	Year Ended December 31, 2014
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount

Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$20,782	$(7,274)	$13,508
Reclassification adjustment for (gains) losses realized in net income	(269)	94	(175)
Net unrealized gains (losses) related to investments	20,513	(7,180)	13,333
Future policy benefits and DAC adjustments	(4,520)	1,582	(2,938)
Net unrealized gains (losses)	15,993	(5,598)	10,395
Other comprehensive income (loss)	$15,993	$(5,598)	$10,395

	Year Ended December 31, 2013
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$(24,933)	$8,727	$(16,206)
Reclassification adjustment for (gains) losses realized in net income	(2,672)	935	(1,737)
Net unrealized gains (losses) related to investments	(27,605)	9,662	(17,943)
Future policy benefits and DAC adjustments	4,805	(1,683)	3,122
Net unrealized gains (losses)	(22,800)	7,979	(14,821)
Other comprehensive income (loss)	$(22,800)	$7,979	$(14,821)

	Year Ended December 31, 2012
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains (losses) arising on fixed maturities, available-for-sale	$20,197	$(7,069)	$13,128
Reclassification adjustment for (gains) losses realized in net income	(2,886)	1,010	(1,876)
Net unrealized gains (losses) related to investments	17,311	(6,059)	11,252
Future policy benefits and DAC adjustments	(6,100)	2,135	(3,965)
Net unrealized gains (losses)	11,211	(3,924)	7,287
Other comprehensive income (loss)	$11,211	$(3,924)	$7,287

The following table presents the reclassifications out of accumulated other comprehensive income (loss):

	Year Ended December 31,
	2014	2013
Details about accumulated other comprehensive income (loss) components	Amount reclassified from accumulated other comprehensive income (loss)		Affected line item in the statement where net income is presented
Unrealized holdings (gains) losses arising on fixed maturities, available-for-sale	$(269)	$(2,672)	Other realized investment (gains) losses, net
	(269)	(2,672)	Total before tax
	(94)	(935)	Tax expense

Total reclassification for the period	$(175)	$(1,737)	Net of tax
10. General Insurance Expenses
The following table summarizes the significant components of general insurance expenses:

	Year Ended December 31,
	2014	2013	2012
Commissions	$11,759	$7,979	$7,517
Compensation	6,732	6,552	5,378
Other (1)	401	2,896	(10)
Total general insurance expenses	$18,892	$17,427	$12,885

(1) Other general insurance expense includes capitalized additions to DAC, guaranty fund assessments and other regulatory fees and assessments.

11. Income Taxes
The provision for income taxes is comprised of the following:

	Year Ended December 31,
	2014	2013	2012
Current	$1,849	$5,168	$2,402
Deferred	2,296	(3,099)	58
Total income tax provision	$4,145	$2,069	$2,460

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective income tax rate:

	Year Ended December 31,
	2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	0.0%	8.7%	2.8%
Provision for participating policies	0.0%	0.0%	(9.2)%
Other, net	(1.4)%	0.4%	(1.3)%
Effective income tax rate	33.6%	44.1%	27.3%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, is as follows:

	December 31,
	2014		2013
	Deferred tax asset	Deferred tax liability	Deferred tax asset	Deferred tax liability
Policyholder reserves	$4,882	$—	$5,216	$—
Deferred acquisition costs	1,398	—	987	—
Investment assets	—	11,499	—	2,269
Policyholder dividends	1,120	—	1,050	—
Guarantee fund accrual	—	—	185	—
Deferred director’s fees	336	—	340	—
Earnings on participating business	7,017	—	5,802	—
Other	50	—	—	115
Total deferred taxes	$14,803	$11,499	$13,580	$2,384

The deferred tax liability amounts presented for investment assets above include $6,813 and $897 related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2014 and 2013, respectively.

The Company and its ultimate U.S. parent, Lifeco U.S., have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2010 and prior. Tax years 2011 through 2013 are open to federal examination by the Internal Revenue Service. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

Included in due from parent and affiliates at December 31, 2014 is $2,853 of income taxes receivable from affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries. Included in due to parent and affiliates at December 31, 2013 is $3,234 of income taxes payable to affiliates related to the consolidated income tax return filed by GWL&A and certain subsidiaries. Included in the balance sheet at December 31, 2014 and 2013 is zero and $143, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by the Company.

12. Commitments and Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations or cash flows.

The Company makes commitments to fund investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2014 and 2013 were $6,000 and $4,000, respectively, all of which is due within one year from the dates indicated.

13. Subsequent Event

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s financial statements through March 31, 2015, the date on which the Company’s financial statements were issued. No subsequent event has occurred requiring its recognition or disclosure in the Company’s financial statements.

Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York
Annual Statement for the Year Ended December 31, 2014 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Variable Annuity-2 Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company of New York
We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as listed in Appendix A as of December 31, 2014, and the related statements of operations, the statements of changes in net assets, and the financial highlights in Note 4 for the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the mutual fund companies; where replies were not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York as of December 31, 2014, the results of their operations for the periods presented, the changes in their net assets for the periods presented, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 6, 2015

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

APPENDIX A

ALGER CAPITAL APPRECIATION PORTFOLIO
ALGER LARGE CAP GROWTH PORTFOLIO
ALGER MID CAP GROWTH PORTFOLIO
ALGER SMALL CAP GROWTH PORTFOLIO
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
BLACKROCK GLOBAL ALLOCATION VI FUND
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND
DELAWARE VIP EMERGING MARKETS SERIES
DEUTSCHE CAPITAL GROWTH VIP
DEUTSCHE GLOBAL SMALL CAP VIP
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
FIDELITY VIP ASSET MANAGER PORTFOLIO
FIDELITY VIP CONTRAFUND PORTFOLIO
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP HIGH INCOME PORTFOLIO
FIDELITY VIP INDEX 500 PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
FIDELITY VIP MONEY MARKET PORTFOLIO
FIDELITY VIP OVERSEAS PORTFOLIO
GREAT-WEST AGGRESSIVE PROFILE I FUND
GREAT-WEST ARIEL MID CAP VALUE FUND
GREAT-WEST INTERNATIONAL INDEX FUND
GREAT-WEST LIFETIME 2015 FUND II
GREAT-WEST LIFETIME 2025 FUND II
GREAT-WEST LOOMIS SAYLES BOND FUND
GREAT-WEST MFS INTERNATIONAL VALUE FUND
GREAT-WEST MODERATE PROFILE I FUND
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
GREAT-WEST MONEY MARKET FUND
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
GREAT-WEST S&P 500® INDEX FUND
GREAT-WEST S&P MID CAP 400® INDEX FUND
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
GREAT-WEST SECUREFOUNDATION BALANCED FUND
GREAT-WEST SHORT DURATION BOND FUND
GREAT-WEST STOCK INDEX FUND

VARIABLE ANNUITY-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK APPENDIX A (Concluded)
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
GREAT-WEST TEMPLETON GLOBAL BOND FUND
JANUS ASPEN BALANCED PORTFOLIO
JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES
JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
NVIT DEVELOPING MARKETS FUND
PIMCO VIT LOW DURATION PORTFOLIO
PIMCO VIT TOTAL RETURN PORTFOLIO
PUTNAM VT VOYAGER FUND
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO	ALGER MID CAP GROWTH PORTFOLIO	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND	BLACKROCK GLOBAL ALLOCATION VI FUND

ASSETS:
Investments at fair value (1)	$101,278	$77,054	$48,891	$96,415	$22,811	$83,426
Investment income due and accrued

Total assets	101,278	77,054	48,891	96,415	22,811	83,426

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	20	15	9	19	1	14

Total liabilities	20	15	9	19	1	14

NET ASSETS	$101,258	$77,039	$48,882	$96,396	$22,810	$83,412

NET ASSETS REPRESENTED BY:
Accumulation units	$101,258	$77,039	$48,882	$96,396	$22,810	$83,412

ACCUMULATION UNITS OUTSTANDING	1,070	757	673	1,111	1,363	8,319

UNIT VALUE (ACCUMULATION)	$94.63	$101.77	$72.63	$86.77	$16.74	$10.03

(1) Cost of investments:	$59,743	$56,613	$47,604	$79,177	$21,524	$93,285
Shares of investments:	1,419	1,312	2,467	3,240	1,149	5,888

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND	DELAWARE VIP EMERGING MARKETS SERIES	DEUTSCHE CAPITAL GROWTH VIP	DEUTSCHE GLOBAL SMALL CAP VIP	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC

ASSETS:
Investments at fair value (1)	$242,352	$24,073	$13,356	$7	$44,812	$5,351
Investment income due and accrued

Total assets	242,352	24,073	13,356	7	44,812	5,351

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	46	4			6	2

Total liabilities	46	4			6	2

NET ASSETS	$242,306	$24,069	$13,356	$7	$44,806	$5,349

NET ASSETS REPRESENTED BY:
Accumulation units	$242,306	$24,069	$13,356	$7	$44,806	$5,349

ACCUMULATION UNITS OUTSTANDING	16,146	2,741	817	1	3,659	108

UNIT VALUE (ACCUMULATION)	$15.01	$8.78	$16.35	$7.00	$12.25	$49.53

(1) Cost of investments:	$173,407	$28,374	$12,345	$7	$44,265	$3,243
Shares of investments:	8,081	1,236	448		2,488	116

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DREYFUS VIF GROWTH AND INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO

ASSETS:
Investments at fair value (1)	$43,345	$157,064	$5,213	$14,983	$15,747	$53,209
Investment income due and accrued	81

Total assets	43,426	157,064	5,213	14,983	15,747	53,209

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	8	28	2	3	3	9

Total liabilities	8	28	2	3	3	9

NET ASSETS	$43,418	$157,036	$5,211	$14,980	$15,744	$53,200

NET ASSETS REPRESENTED BY:
Accumulation units	$43,418	$157,036	$5,211	$14,980	$15,744	$53,200

ACCUMULATION UNITS OUTSTANDING	877	3,284	79	447	162	1,008

UNIT VALUE (ACCUMULATION)	$49.51	$47.82	$65.96	$33.51	$97.19	$52.78

(1) Cost of investments:	$26,995	$134,058	$3,503	$6,437	$10,009	$57,853
Shares of investments:	1,326	9,158	140	447	248	9,639

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND

ASSETS:
Investments at fair value (1)	$126,439	$11,833	$40,759	$59,631	$11,101	$8,414
Investment income due and accrued

Total assets	126,439	11,833	40,759	59,631	11,101	8,414

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	25	2	8	12

Total liabilities	25	2	8	12

NET ASSETS	$126,414	$11,831	$40,751	$59,619	$11,101	$8,414

NET ASSETS REPRESENTED BY:
Accumulation units	$126,414	$11,831	$40,751	$59,619	$11,101	$8,414

ACCUMULATION UNITS OUTSTANDING	462	373	2,715	1,756	726	478

UNIT VALUE (ACCUMULATION)	$273.62	$31.72	$15.01	$33.95	$15.29	$17.60

(1) Cost of investments:	$79,294	$11,735	$40,759	$60,897	$12,233	$8,850
Shares of investments:	608	925	40,759	3,189	1,059	5,194

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$269,474	$8,093	$94,894	$8	$555,875	$51,881
Investment income due and accrued

Total assets	269,474	8,093	94,894	8	555,875	51,881

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	17		5		23	2

Total liabilities	17		5		23	2

NET ASSETS	$269,457	$8,093	$94,889	$8	$555,852	$51,879

NET ASSETS REPRESENTED BY:
Accumulation units	$269,457	$8,093	$94,889	$8	$555,852	$51,879

ACCUMULATION UNITS OUTSTANDING	21,525	611	7,632	1	41,887	3,721

UNIT VALUE (ACCUMULATION)	$12.52	$13.25	$12.43	$8.00	$13.27	$13.94

(1) Cost of investments:	$272,617	$8,238	$101,180	$8	$577,695	$52,038
Shares of investments:	25,713	527	7,189	1	61,355	5,310

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST MONEY MARKET FUND	GREAT-WEST PUTNAM HIGH YIELD BOND FUND	GREAT-WEST S&P 500® INDEX FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND	GREAT-WEST SECURE-FOUNDATION BALANCED FUND

ASSETS:
Investments at fair value (1)	$2,978,742	$13,315	$736,500	$127,057	$183,855	$15
Investment income due and accrued

Total assets	2,978,742	13,315	736,500	127,057	183,855	15

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	105	1	38	7	9

Total liabilities	105	1	38	7	9

NET ASSETS	$2,978,637	$13,314	$736,462	$127,050	$183,846	$15

NET ASSETS REPRESENTED BY:
Accumulation units	$2,978,637	$13,314	$736,462	$127,050	$183,846	$15

ACCUMULATION UNITS OUTSTANDING	300,117	1,090	45,434	8,005	11,431	1

UNIT VALUE (ACCUMULATION)	$9.92	$12.21	$16.21	$15.87	$16.08	$15.00

(1) Cost of investments:	$2,978,742	$13,696	$695,983	$120,854	$174,783	$13
Shares of investments:	2,978,742	1,598	40,849	8,655	14,534	1

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES

ASSETS:
Investments at fair value (1)	$99,370	$103,382	$62,179	$55,307	$63,677	$60,040
Investment income due and accrued

Total assets	99,370	103,382	62,179	55,307	63,677	60,040

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	12	5	3	9	2	12

Total liabilities	12	5	3	9	2	12

NET ASSETS	$99,358	$103,377	$62,176	$55,298	$63,675	$60,028

NET ASSETS REPRESENTED BY:
Accumulation units	$99,358	$103,377	$62,176	$55,298	$63,675	$60,028

ACCUMULATION UNITS OUTSTANDING	9,730	6,384	3,787	5,595	4,525	2,962

UNIT VALUE (ACCUMULATION)	$10.21	$16.19	$16.42	$9.88	$14.07	$20.27

(1) Cost of investments:	$100,367	$104,851	$65,017	$59,985	$62,464	$71,325
Shares of investments:	9,648	4,093	2,833	6,118	1,931	1,844

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	NVIT DEVELOPING MARKETS FUND	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$15,472	$9,325	$13,070	$4,873	$393,956	$395,675
Investment income due and accrued					586	876

Total assets	15,472	9,325	13,070	4,873	394,542	396,551

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	1			2	24	24

Total liabilities	1			2	24	24

NET ASSETS	$15,471	$9,325	$13,070	$4,871	$394,518	$396,527

NET ASSETS REPRESENTED BY:
Accumulation units	$15,471	$9,325	$13,070	$4,871	$394,518	$396,527

ACCUMULATION UNITS OUTSTANDING	1,576	823	817	294	37,838	36,246

UNIT VALUE (ACCUMULATION)	$9.82	$11.33	$16.00	$16.57	$10.43	$10.94

(1) Cost of investments:	$18,145	$9,119	$12,359	$7,315	$396,191	$398,837
Shares of investments:	490	381	546	836	37,236	35,328

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	PUTNAM VT VOYAGER FUND	T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

ASSETS:
Investments at fair value (1)	$28,852	$142,367
Investment income due and accrued

Total assets	28,852	142,367

LIABILITIES:
Due to Great-West Life & Annuity Insurance Company of New York	2	11

Total liabilities	2	11

NET ASSETS	$28,850	$142,356

NET ASSETS REPRESENTED BY:
Accumulation units	$28,850	$142,356

ACCUMULATION UNITS OUTSTANDING	1,789	6,908

UNIT VALUE (ACCUMULATION)	$16.13	$20.61

(1) Cost of investments:	$26,885	$130,117
Shares of investments:	524	3,927

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO	ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO		ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND	BLACKROCK GLOBAL ALLOCATION VI FUND
							(1)	(2)
INVESTMENT INCOME:
Dividends	$92	$119	$		$		$116	$1,782

EXPENSES:
Mortality and expense risk	1,182	919		591		1,179	30	353
Administrative charges	142	110		71		141

Total expenses	1,324	1,029		662		1,320	30	353

NET INVESTMENT INCOME (LOSS)	(1,232)	(910)		(662)		(1,320)	86	1,429

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	85	235		(1)		1		(6)
Realized gain distributions	14,723	12,047				8,860		6,379

Net realized gain (loss) on investments	14,808	12,282		(1)		8,861		6,373

Change in net unrealized appreciation (depreciation)
on investments	(2,590)	(4,726)		3,657		(8,476)	1,287	(9,859)

Net realized and unrealized gain (loss) on investments	12,218	7,556		3,656		385	1,287	(3,486)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,986	$6,646		$2,994		$(935)	$1,373	$(2,057)

(1) For the period June 10, 2014 to December 31, 2014.
(2) For the period August 26, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
		COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND		DELAWARE VIP EMERGING MARKETS SERIES		DEUTSCHE CAPITAL GROWTH VIP		DEUTSCHE GLOBAL SMALL CAP VIP		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
				(1)		(2)				(3)
INVESTMENT INCOME:
Dividends	$		$		$		$		$		$52

EXPENSES:
Mortality and expense risk		2,913		110		18				164	63
Administrative charges		293									7

Total expenses		3,206		110		18				164	70

NET INVESTMENT INCOME (LOSS)		(3,206)		(110)		(18)				(164)	(18)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		8,831		(9)		1				(1)	9
Realized gain distributions		20,315						1		493	341

Net realized gain (loss) on investments		29,146		(9)		1		1		492	350

Change in net unrealized appreciation (depreciation)
on investments		24,790		(4,301)		1,011		(1)		547	238

Net realized and unrealized gain (loss) on investments		53,936		(4,310)		1,012				1,039	588

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$50,730		$(4,420)		$994	$			$875	$570

(1) For the period August 26, 2014 to December 31, 2014.
(2) For the period June 10, 2014 to December 31, 2014.
(3) For the period February 12, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	DREYFUS VIF GROWTH AND INCOME PORTFOLIO	FIDELITY VIP ASSET MANAGER PORTFOLIO	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP HIGH INCOME PORTFOLIO

INVESTMENT INCOME:
Dividends	$326	$2,382	$48	$32	$29	$3,147

EXPENSES:
Mortality and expense risk	517	2,023	61	178	231	717
Administrative charges	62	44	7	21	28	86

Total expenses	579	2,067	68	199	259	803

NET INVESTMENT INCOME (LOSS)	(253)	315	(20)	(167)	(230)	2,344

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	164	1,782	13	548	2,120	24
Realized gain distributions		7,491	102	14

Net realized gain (loss) on investments	164	9,273	115	562	2,120	24

Change in net unrealized appreciation (depreciation)
on investments	3,503	(2,314)	397	1,073	(85)	(2,343)

Net realized and unrealized gain (loss) on investments	3,667	6,959	512	1,635	2,035	(2,319)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,414	$7,274	$492	$1,468	$1,805	$25

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MONEY MARKET PORTFOLIO	FIDELITY VIP OVERSEAS PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MID CAP VALUE FUND

INVESTMENT INCOME:
Dividends	$1,981	$257	$4	$855	$2,113	$414

EXPENSES:
Mortality and expense risk	1,479	146	519	786	229	170
Administrative charges	177	18	54	94

Total expenses	1,656	164	573	880	229	170

NET INVESTMENT INCOME (LOSS)	325	93	(569)	(25)	1,884	244

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	211	5		11	(7,118)	(398)
Realized gain distributions	110	5		16	4,871	2,717

Net realized gain (loss) on investments	321	10		27	(2,247)	2,319

Change in net unrealized appreciation (depreciation)
on investments	12,891	390		(6,155)	4,643	(452)

Net realized and unrealized gain (loss) on investments	13,212	400		(6,128)	2,396	1,867

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$13,537	$493	$(569)	$(6,153)	$4,280	$2,111

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND II	GREAT-WEST LIFETIME 2025 FUND II	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND
	(1)		(2)		(3)
INVESTMENT INCOME:
Dividends	$4,582	$		$547	$2,903	$		$15,631

EXPENSES:
Mortality and expense risk	364		15	170	256			1,199
Administrative charges

Total expenses	364		15	170	256			1,199

NET INVESTMENT INCOME (LOSS)	4,218		(15)	377	2,647			14,432

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	157		(3,047)	(461)				6
Realized gain distributions	369			1,377	3,192			29,428

Net realized gain (loss) on investments	526		(3,047)	916	3,192			29,434

Change in net unrealized appreciation (depreciation)
on investments	(3,143)		3,047	1,387	(6,286)		(1)	(18,289)

Net realized and unrealized gain (loss) on investments	(2,617)			2,303	(3,094)		(1)	11,145

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,601		$(15)	$2,680	$(447)		$(1)	$25,577

(1) For the period January 10, 2014 to December 31, 2014.
(2) For the period January 1, 2014 to January 10, 2014.
(3) For the period February 12, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MONEY MARKET FUND	GREAT-WEST PUTNAM HIGH YIELD BOND FUND	GREAT-WEST S&P 500® INDEX FUND	GREAT-WEST S&P MID CAP 400® INDEX FUND	GREAT-WEST S&P SMALL CAP 600® INDEX FUND
				(1)		(2)	(1)
INVESTMENT INCOME:
Dividends	$1,553	$		$610	$6,744	$1,153	$1,734

EXPENSES:
Mortality and expense risk	125		5,144	59	860	183	354
Administrative charges

Total expenses	125		5,144	59	860	183	354

NET INVESTMENT INCOME (LOSS)	1,428		(5,144)	551	5,884	970	1,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares					20,060	21,446	27,468
Realized gain distributions	3,866				6,909	3,929	9,768

Net realized gain (loss) on investments	3,866				26,969	25,375	37,236

Change in net unrealized appreciation (depreciation)
on investments	(2,102)			(381)	40,238	6,203	9,072

Net realized and unrealized gain (loss) on investments	1,764			(381)	67,207	31,578	46,308

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,192		$(5,144)	$170	$73,091	$32,548	$47,688

(1) For the period January 10, 2014 to December 31, 2014.
(2) For the period July 16, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
		GREAT-WEST SECURE-FOUNDATION BALANCED FUND	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST STOCK INDEX FUND	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	JANUS ASPEN BALANCED PORTFOLIO
			(1)	(1)	(2)	(3)	(4)
INVESTMENT INCOME:
Dividends	$		$1,097	$1,313	$612	$2,553	$933

EXPENSES:
Mortality and expense risk			410	343	171	237	102
Administrative charges

Total expenses			410	343	171	237	102

NET INVESTMENT INCOME (LOSS)			687	970	441	2,316	831

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares				15,010	(1,976)	(6)	32
Realized gain distributions			161	9,206	7,208	687	1,532

Net realized gain (loss) on investments			161	24,216	5,232	681	1,564

Change in net unrealized appreciation (depreciation)
on investments		1	(997)	(1,469)	(2,838)	(4,678)	1,213

Net realized and unrealized gain (loss) on investments		1	(836)	22,747	2,394	(3,997)	2,777

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS		$1	$(149)	$23,717	$2,835	$(1,681)	$3,608

(1) For the period February 12, 2014 to December 31, 2014.
(2) For the period January 10, 2014 to December 31, 2014.
(3) For the period August 26, 2014 to December 31, 2014.
(4) For the period May 5, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

		INVESTMENT DIVISIONS
		JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES		LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	NVIT DEVELOPING MARKETS FUND	PIMCO VIT LOW DURATION PORTFOLIO
				(1)		(2)	(3)		(4)
INVESTMENT INCOME:
	Dividends	$3,937	$		$		$15	$43	$1,179

EXPENSES:
	Mortality and expense risk	846		20		11	18	65	385
	Administrative charges	101						8

	Total expenses	947		20		11	18	73	385

NET INVESTMENT INCOME (LOSS)		2,990		(20)		(11)	(3)	(30)	794

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain (loss) on sale of fund shares	2				(1)			(4)
	Realized gain distributions	4,736				56

	Net realized gain (loss) on investments	4,738				55			(4)

	Change in net unrealized appreciation (depreciation)
	on investments	(16,779)		(2,673)		206	711	(345)	(2,235)

	Net realized and unrealized gain (loss) on investments	(12,041)		(2,673)		261	711	(345)	(2,239)

NET INCREASE (DECREASE) IN NET ASSETS
	RESULTING FROM OPERATIONS	$(9,051)		$(2,693)		$250	$708	$(375)	$(1,445)

(1)	For the period July 16, 2014 to December 31, 2014.
(2)	For the period June 27, 2014 to December 31, 2014.
(3)	For the period June 10, 2014 to December 31, 2014.
(4)	For the period October 15, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	INVESTMENT DIVISIONS
	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT VOYAGER FUND	T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
	(1)	(2)	(2)
INVESTMENT INCOME:
Dividends	$3,747	$198

EXPENSES:
Mortality and expense risk	385	120	358
Administrative charges

Total expenses	385	120	358

NET INVESTMENT INCOME (LOSS)	3,362	78	(358)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(23)	6	17
Realized gain distributions		508	10,305

Net realized gain (loss) on investments	(23)	514	10,322

Change in net unrealized appreciation (depreciation)
on investments	(3,162)	1,967	12,250

Net realized and unrealized gain (loss) on investments	(3,185)	2,481	22,572

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$177	$2,559	22,214

(1) For the period October 15, 2014 to December 31, 2014.
(2) For the period January 10, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	ALGER CAPITAL APPRECIATION PORTFOLIO		ALGER LARGE CAP GROWTH PORTFOLIO		ALGER MID CAP GROWTH PORTFOLIO
	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(1,232)	$(802)	$(910)	$(503)	$(662)	$(426)
Net realized gain (loss) on investments	14,808	10,056	12,282	5,909	(1)	246
Change in net unrealized appreciation (depreciation)
on investments	(2,590)	13,446	(4,726)	15,346	3,657	11,889

Increase (decrease) in net assets resulting
from operations	10,986	22,700	6,646	20,752	2,994	11,709

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations		(1,076)		(19,341)	(173)	(152)
Net transfers
Contract maintenance charges		(13)		(5)		(3)

Increase (decrease) in net assets resulting from
contract transactions		(1,089)		(19,346)	(173)	(155)

Total increase (decrease) in net assets	10,986	21,611	6,646	1,406	2,821	11,554

NET ASSETS:
Beginning of period	90,272	68,661	70,393	68,987	46,061	34,507

End of period	$101,258	$90,272	$77,039	$70,393	$48,882	$46,061

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed		(15)		(223)	(2)	(3)

Net increase (decrease)		(15)		(223)	(2)	(3)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND	BLACKROCK GLOBAL ALLOCATION VI FUND
	2014	2013	2014	2014
			(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(1,320)	$(1,211)	$86	$1,429
Net realized gain (loss) on investments	8,861	12,006		6,373
Change in net unrealized appreciation (depreciation)
on investments	(8,476)	13,022	1,287	(9,859)

Increase (decrease) in net assets resulting
from operations	(935)	23,817	1,373	(2,057)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations
Net transfers			21,437	85,469
Contract maintenance charges		(10)

Increase (decrease) in net assets resulting from
contract transactions		(10)	21,437	85,469

Total increase (decrease) in net assets	(935)	23,807	22,810	83,412

NET ASSETS:
Beginning of period	97,331	73,524

End of period	$96,396	$97,331	$22,810	$83,412

CHANGES IN UNITS OUTSTANDING:
Units issued			1,363	8,319
Units redeemed

Net increase (decrease)			1,363	8,319

(1) For the period June 10, 2014 to December 31, 2014.
(2) For the period August 26, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND		DELAWARE VIP EMERGING MARKETS SERIES	DEUTSCHE CAPITAL GROWTH VIP
	2014	2013	2014	2014
			(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(3,206)	$(2,756)	$(110)	$(18)
Net realized gain (loss) on investments	29,146	2,324	(9)	1
Change in net unrealized appreciation (depreciation)
on investments	24,790	44,149	(4,301)	1,011

Increase (decrease) in net assets resulting
from operations	50,730	43,717	(4,420)	994

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(32,392)	(1,808)
Net transfers			28,489	12,362
Contract maintenance charges		(50)

Increase (decrease) in net assets resulting from
contract transactions	(32,392)	(1,858)	28,489	12,362

Total increase (decrease) in net assets	18,338	41,859	24,069	13,356

NET ASSETS:
Beginning of period	223,968	182,109

End of period	$242,306	$223,968	$24,069	$13,356

CHANGES IN UNITS OUTSTANDING:
Units issued			2,741	817
Units redeemed	(2,319)	(169)

Net increase (decrease)	(2,319)	(169)	2,741	817

(1) For the period August 26, 2014 to December 31, 2014.
(2) For the period June 10, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
		DEUTSCHE GLOBAL SMALL CAP VIP			DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
		2014		2013	2014	2014	2013
				(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$		$		$(164)	$(18)	$(9)
Net realized gain (loss) on investments		1		1	492	350	11
Change in net unrealized appreciation (depreciation)
on investments		(1)		1	547	238	1,170

Increase (decrease) in net assets resulting
from operations				2	875	570	1,172

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations
Net transfers		(2)		7	43,931	(1)
Contract maintenance charges							(2)

Increase (decrease) in net assets resulting from
contract transactions		(2)		7	43,931	(1)	(2)

Total increase (decrease) in net assets		(2)		9	44,806	569	1,170

NET ASSETS:
Beginning of period		9				4,780	3,610

End of period		$7		$9	$44,806	$5,349	$4,780

CHANGES IN UNITS OUTSTANDING:
Units issued				1	3,659
Units redeemed		(1)

Net increase (decrease)		(1)		1	3,659

(1) For the period January 28, 2013 to December 31, 2013.
(2) For the period February 12, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	DREYFUS VIF GROWTH AND INCOME PORTFOLIO		FIDELITY VIP ASSET MANAGER PORTFOLIO		FIDELITY VIP CONTRAFUND PORTFOLIO
	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(253)	$(170)	$315	$344	$(20)	$(13)
Net realized gain (loss) on investments	164	95	9,273	3,103	115	12
Change in net unrealized appreciation (depreciation)
on investments	3,503	10,518	(2,314)	18,215	397	1,075

Increase (decrease) in net assets resulting
from operations	3,414	10,443	7,274	21,662	492	1,074

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(256)	(321)	(10,649)	(19,127)
Net transfers
Contract maintenance charges				(7)		(4)

Increase (decrease) in net assets resulting from
contract transactions	(256)	(321)	(10,649)	(19,134)		(4)

Total increase (decrease) in net assets	3,158	10,122	(3,375)	2,528	492	1,070

NET ASSETS:
Beginning of period	40,260	30,138	160,411	157,883	4,719	3,649

End of period	$43,418	$40,260	$157,036	$160,411	$5,211	$4,719

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(6)	(8)	(228)	(434)

Net increase (decrease)	(6)	(8)	(228)	(434)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO		FIDELITY VIP HIGH INCOME PORTFOLIO
	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(167)	$(138)	$(230)	$(197)	$2,344	$2,548
Net realized gain (loss) on investments	562	315	2,120	400	24	15
Change in net unrealized appreciation (depreciation)
on investments	1,073	3,679	(85)	5,063	(2,343)	(65)

Increase (decrease) in net assets resulting
from operations	1,468	3,856	1,805	5,266	25	2,498

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(882)	(662)	(5,736)	(1,612)	(4,874)	(299)
Net transfers
Contract maintenance charges				(6)		(13)

Increase (decrease) in net assets resulting from
contract transactions	(882)	(662)	(5,736)	(1,618)	(4,874)	(312)

Total increase (decrease) in net assets	586	3,194	(3,931)	3,648	(4,849)	2,186

NET ASSETS:
Beginning of period	14,394	11,200	19,675	16,027	58,049	55,863

End of period	$14,980	$14,394	$15,744	$19,675	$53,200	$58,049

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(28)	(27)	(60)	(21)	(90)	(7)

Net increase (decrease)	(28)	(27)	(60)	(21)	(90)	(7)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP INDEX 500 PORTFOLIO		FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MONEY MARKET PORTFOLIO
	2014	2013	2014	2013	2014	2013

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$325	$543	$93	$112	$(569)	$(581)
Net realized gain (loss) on investments	321	1,199	10	139
Change in net unrealized appreciation (depreciation)
on investments	12,891	24,721	390	(620)

Increase (decrease) in net assets resulting
from operations	13,537	26,463	493	(369)	(569)	(581)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(335)	(431)			(720)	(1,423)
Net transfers			1
Contract maintenance charges	(60)	(69)		(11)		(4)

Increase (decrease) in net assets resulting from
contract transactions	(395)	(500)	1	(11)	(720)	(1,427)

Total increase (decrease) in net assets	13,142	25,963	494	(380)	(1,289)	(2,008)

NET ASSETS:
Beginning of period	113,272	87,309	11,337	11,717	42,040	44,048

End of period	$126,414	$113,272	$11,831	$11,337	$40,751	$42,040

CHANGES IN UNITS OUTSTANDING:
Units issued
Units redeemed	(1)	(3)		(1)	(48)	(94)

Net increase (decrease)	(1)	(3)		(1)	(48)	(94)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	FIDELITY VIP OVERSEAS PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND		GREAT-WEST ARIEL MID CAP VALUE FUND
	2014	2013	2014	2013	2014	2013
						(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(25)	$7	$1,884	$1,395	$244	$619
Net realized gain (loss) on investments	27	255	(2,247)	6,774	2,319	2,159
Change in net unrealized appreciation (depreciation)
on investments	(6,155)	14,458	4,643	(5,776)	(452)	16

Increase (decrease) in net assets resulting
from operations	(6,153)	14,720	4,280	2,393	2,111	2,794

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations		(887)	(89,875)		(67,217)
Net transfers	(1)			94,289		70,726
Contract maintenance charges		(4)

Increase (decrease) in net assets resulting from
contract transactions	(1)	(891)	(89,875)	94,289	(67,217)	70,726

Total increase (decrease) in net assets	(6,154)	13,829	(85,595)	96,682	(65,106)	73,520

NET ASSETS:
Beginning of period	65,773	51,944	96,696	14	73,520

End of period	$59,619	$65,773	$11,101	$96,696	$8,414	$73,520

CHANGES IN UNITS OUTSTANDING:
Units issued				6,818		4,493
Units redeemed		(28)	(6,092)	(1)	(4,015)

Net increase (decrease)		(28)	(6,092)	6,817	(4,015)	4,493

(1) For the period December 9, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST INTERNATIONAL INDEX FUND		GREAT-WEST LIFETIME 2015 FUND II		GREAT-WEST LIFETIME 2025 FUND II
	2014		2014	2013	2014	2013
	(1)		(2)	(3)		(4)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$4,218		$(15)	$2,270	$377	$1,319
Net realized gain (loss) on investments	526		(3,047)	2,399	916	1,243
Change in net unrealized appreciation (depreciation)
on investments	(3,143)		3,047	(3,047)	1,387	(1,532)

Increase (decrease) in net assets resulting
from operations	1,601		(15)	1,622	2,680	1,030

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(5,311)				(66,345)
Net transfers	273,167		(131,452)	129,845		70,728
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions	267,856		(131,452)	129,845	(66,345)	70,728

Total increase (decrease) in net assets	269,457		(131,467)	131,467	(63,665)	71,758

NET ASSETS:
Beginning of period			131,467		71,758

End of period	$269,457	$		$131,467	$8,093	$71,758

CHANGES IN UNITS OUTSTANDING:
Units issued	21,940			11,189		5,740
Units redeemed	(415)		(11,189)		(5,129)

Net increase (decrease)	21,525		(11,189)	11,189	(5,129)	5,740

(1) For the period January 10, 2014 to December 31, 2014.
(2) For the period January 1, 2014 to January 10, 2014.
(3) For the period December 17, 2013 to December 31, 2013.
(4) For the period December 9, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST LOOMIS SAYLES BOND FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND			GREAT-WEST MODERATE PROFILE I FUND
	2014		2014		2013	2014	2013
	(1)				(2)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$2,647	$		$		$14,432	$7,344
Net realized gain (loss) on investments	3,192					29,434	10,296
Change in net unrealized appreciation (depreciation)
on investments	(6,286)		(1)		1	(18,289)	(3,531)

Increase (decrease) in net assets resulting
from operations	(447)		(1)		1	25,577	14,109

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations
Net transfers	95,336		1		7	245,010	271,156
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions	95,336		1		7	245,010	271,156

Total increase (decrease) in net assets	94,889				8	270,587	285,265

NET ASSETS:
Beginning of period			8			285,265

End of period	$94,889		$8		$8	$555,852	$285,265

CHANGES IN UNITS OUTSTANDING:
Units issued	7,632				1	19,087	22,800
Units redeemed

Net increase (decrease)	7,632				1	19,087	22,800

(1) For the period February 12, 2014 to December 31, 2014.
(2) For the period January 28, 2013 to December 31, 2013.
(3) For the period July 19, 2013 to December 31, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MONEY MARKET FUND		GREAT-WEST PUTNAM HIGH YIELD BOND FUND
	2014	2013	2014	2013	2014
		(1)			(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$1,428	$591	$(5,144)	$(660)	$551
Net realized gain (loss) on investments	3,866	4,155
Change in net unrealized appreciation (depreciation)
on investments	(2,102)	1,945			(381)

Increase (decrease) in net assets resulting
from operations	3,192	6,691	(5,144)	(660)	170

CONTRACT TRANSACTIONS:
Purchase payments			5,680,525	890,814
Transfers for contract benefits and terminations			(150,968)	(5,849)
Net transfers		41,996	(2,933,443)	(706,572)	13,144
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions		41,996	2,596,114	178,393	13,144

Total increase (decrease) in net assets	3,192	48,687	2,590,970	177,733	13,314

NET ASSETS:
Beginning of period	48,687		387,667	209,934

End of period	$51,879	$48,687	$2,978,637	$387,667	$13,314

CHANGES IN UNITS OUTSTANDING:
Units issued		41,142	740,239	132,198	1,090
Units redeemed		(37,421)	(479,149)	(114,214)

Net increase (decrease)		3,721	261,090	17,984	1,090

(1) For the period January 8, 2013 to December 31, 2013.
(2) For the period January 10, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST S&P 500® INDEX FUND		GREAT-WEST S&P MID CAP 400® INDEX FUND			GREAT-WEST S&P SMALL CAP 600® INDEX FUND
	2014	2013	2014		2013	2014		2013
		(1)	(2)		(3)	(4)		(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$5,884	$258	$970		$(6)	$1,380		$(6)
Net realized gain (loss) on investments	26,969	(1,539)	25,375		(669)	37,236		(529)
Change in net unrealized appreciation (depreciation)
on investments	40,238	279	6,203			9,072

Increase (decrease) in net assets resulting
from operations	73,091	(1,002)	32,548		(675)	47,688		(535)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(9,240)		(1,889)			(1,882)
Net transfers	646,957	26,656	96,391		675	138,040		535
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions	637,717	26,656	94,502		675	136,158		535

Total increase (decrease) in net assets	710,808	25,654	127,050			183,846

NET ASSETS:
Beginning of period	25,654

End of period	$736,462	$25,654	$127,050	$		$183,846	$

CHANGES IN UNITS OUTSTANDING:
Units issued	73,791	20,444	34,806		2,365	40,418		2,326
Units redeemed	(30,135)	(18,666)	(26,801)		(2,365)	(28,987)		(2,326)

Net increase (decrease)	43,656	1,778	8,005			11,431

(1) For the period February 22, 2013 to December 31, 2013.
(2) For the period July 16, 2014 to December 31, 2014.
(3) For the period July 19, 2013 to August 19, 2013.
(4) For the period January 10, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
		GREAT-WEST SECUREFOUNDATION BALANCED FUND			GREAT-WEST SHORT DURATION BOND FUND			GREAT-WEST STOCK INDEX FUND
		2014		2013	2014		2013	2014
					(1)		(2)	(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$		$		$687		$(2)	$970
Net realized gain (loss) on investments					161		51	24,216
Change in net unrealized appreciation (depreciation)
on investments		1		1	(997)			(1,469)

Increase (decrease) in net assets resulting
from operations		1		1	(149)		49	23,717

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations
Net transfers				1	99,507		(49)	79,660
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions				1	99,507		(49)	79,660

Total increase (decrease) in net assets		1		2	99,358			103,377

NET ASSETS:
Beginning of period		14		12

End of period		$15		$14	$99,358	$		$103,377

CHANGES IN UNITS OUTSTANDING:
Units issued					9,730		5,125	31,989
Units redeemed							(5,125)	(25,605)

Net increase (decrease)					9,730			6,384

(1) For the period February 12, 2014 to December 31, 2014.
(2) For the period February 22, 2013 to March 4, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	JANUS ASPEN BALANCED PORTFOLIO
	2014	2014	2014
	(1)	(2)	(3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$441	$2,316	$831
Net realized gain (loss) on investments	5,232	681	1,564
Change in net unrealized appreciation (depreciation)
on investments	(2,838)	(4,678)	1,213

Increase (decrease) in net assets resulting
from operations	2,835	(1,681)	3,608

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations			(16,801)
Net transfers	59,341	56,979	76,868
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions	59,341	56,979	60,067

Total increase (decrease) in net assets	62,176	55,298	63,675

NET ASSETS:
Beginning of period

End of period	$62,176	$55,298	$63,675

CHANGES IN UNITS OUTSTANDING:
Units issued	5,806	5,595	5,746
Units redeemed	(2,019)		(1,221)

Net increase (decrease)	3,787	5,595	4,525

(1) For the period January 10, 2014 to December 31, 2014.
(2) For the period August 26, 2014 to December 31, 2014.
(3) For the period May 5, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES	LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
	2014	2013	2014	2014
			(1)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$2,990	$1,111	$(20)	$(11)
Net realized gain (loss) on investments	4,738	105		55
Change in net unrealized appreciation (depreciation)
on investments	(16,779)	6,716	(2,673)	206

Increase (decrease) in net assets resulting
from operations	(9,051)	7,932	(2,693)	250

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations
Net transfers			18,164	9,075
Contract maintenance charges		(4)

Increase (decrease) in net assets resulting from
contract transactions		(4)	18,164	9,075

Total increase (decrease) in net assets	(9,051)	7,928	15,471	9,325

NET ASSETS:
Beginning of period	69,079	61,151

End of period	$60,028	$69,079	$15,471	$9,325

CHANGES IN UNITS OUTSTANDING:
Units issued			1,576	823
Units redeemed

Net increase (decrease)			1,576	823

(1) For the period July 16, 2014 to December 31, 2014.
(2) For the period June 27, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	NVIT DEVELOPING MARKETS FUND		PIMCO VIT LOW DURATION PORTFOLIO
	2014	2014	2013	2014
	(1)			(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$(3)	$(30)	$(33)	$794
Net realized gain (loss) on investments			(746)	(4)
Change in net unrealized appreciation (depreciation)
on investments	711	(345)	578	(2,235)

Increase (decrease) in net assets resulting
from operations	708	(375)	(201)	(1,445)

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations			(1,495)	(8,534)
Net transfers	12,362			404,497
Contract maintenance charges			(5)

Increase (decrease) in net assets resulting from
contract transactions	12,362		(1,500)	395,963

Total increase (decrease) in net assets	13,070	(375)	(1,701)	394,518

NET ASSETS:
Beginning of period		5,246	6,947

End of period	$13,070	$4,871	$5,246	$394,518

CHANGES IN UNITS OUTSTANDING:
Units issued	817			38,653
Units redeemed			(90)	(815)

Net increase (decrease)	817		(90)	37,838

(1) For the period June 10, 2014 to December 31, 2014.
(2) For the period October 15, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	INVESTMENT DIVISIONS
	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT VOYAGER FUND	T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
	2014	2014	2014
	(1)	(2)	(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment gain (loss)	$3,362	$78	$(358)
Net realized gain (loss) on investments	(23)	514	10,322
Change in net unrealized appreciation (depreciation)
on investments	(3,162)	1,967	12,250

Increase (decrease) in net assets resulting
from operations	177	2,559	22,214

CONTRACT TRANSACTIONS:
Purchase payments
Transfers for contract benefits and terminations	(8,529)
Net transfers	404,879	26,291	120,142
Contract maintenance charges

Increase (decrease) in net assets resulting from
contract transactions	396,350	26,291	120,142

Total increase (decrease) in net assets	396,527	28,850	142,356

NET ASSETS:
Beginning of period

End of period	$396,527	$28,850	$142,356

CHANGES IN UNITS OUTSTANDING:
Units issued	37,027	1,789	6,908
Units redeemed	(781)

Net increase (decrease)	36,246	1,789	6,908

(1) For the period October 15, 2014 to December 31, 2014.
(2) For the period January 10, 2014 to December 31, 2014.

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-2 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. The Series Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies” (ASC Topic 946). It was established to receive and invest premium payments under individual variable annuity policies issued by the Company. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation
Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 - Unadjusted quoted prices for identical securities in active markets.
Level 2 - Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 - Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2014, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred.  There were no transfers between Levels 1 and 2 during the year.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

2.	PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

Investment Division	Purchases		Sales
Alger Capital Appreciation Portfolio	$14,815	$	$1,321
Alger Large Cap Growth Portfolio	12,166		1,027
Alger Mid Cap Growth Portfolio	—		835
Alger Small Cap Growth Portfolio	8,860		1,320
American Century Investments VP Mid Cap Value Fund	21,553		29
Blackrock Global Allocation VI Fund	93,630		339
Columbia Variable Portfolio - Seligman Global Technology Fund	20,315		35,594
Delaware VIP Emerging Markets Series	28,490		107
Deutsche Capital Growth VIP	12,362		18
Deutsche Global Small Cap VIP	1		2
Dreyfus IP Technology Growth Portfolio	44,424		158
Dreyfus Socially Responsible Growth Fund, Inc	393		71
Dreyfus VIF Growth And Income Portfolio	326		835
Fidelity VIP Asset Manager Portfolio	9,873		12,717
Fidelity VIP Contrafund Portfolio	150		68
Fidelity VIP Growth Opportunities Portfolio	46		1,081
Fidelity VIP Growth Portfolio	29		$5,996
Fidelity VIP High Income Portfolio	3,147		5,678
Fidelity VIP Index 500 Portfolio	2,091		2,048
Fidelity VIP Investment Grade Bond Portfolio	262		163
Fidelity VIP Money Market Portfolio	4		1,293
Fidelity VIP Overseas Portfolio	871		882
Great-West Aggressive Profile I Fund	6,985		90,108
Great-West Ariel Mid Cap Value Fund	3,131		67,390
Great-West International Index Fund	278,118		5,658

Investment Division	Purchases	Sales
Great-West Lifetime 2015 Fund II	$—	$131,475
Great-West Lifetime 2025 Fund II	1,925	66,518
Great-West Loomis Sayles Bond Fund	101,431	251
Great-West MFS International Value Fund	1	—
Great-West Moderate Profile I Fund	290,069	1,187
Great-West Moderately Aggressive Profile I Fund	5,419	125
Great-West Money Market Fund	7,313,626	4,722,569
Great-West Putnam High Yield Bond Fund	13,755	59
Great-West S&P 500® Index Fund	1,125,226	474,679
Great-West S&P Mid Cap 400® Index Fund	511,048	411,640
Great-West S&P Small Cap 600® Index Fund	595,698	448,383
Great-West SecureFoundation Balanced Fund	1	1
Great-West Short Duration Bond Fund	100,765	398
Great-West Stock Index Fund	492,053	402,212
Great-West T. Rowe Price Mid Cap Growth Fund	96,448	29,455
Great-West Templeton Global Bond Fund	60,219	228
Janus Aspen Balanced Portfolio	79,334	16,902
Janus Aspen Overseas Portfolio Institutional Shares	8,673	948
Janus Aspen Overseas Portfolio Service Shares	18,165	20
Lord Abbett Series Developing Growth Portfolio	9,131	11
Neuberger Berman AMT Socially Responsive Portfolio	12,376	17
NVIT Developing Markets Fund	43	73
Pimco VIT Low Duration Portfolio	405,676	8,895
Pimco VIT Total Return Portfolio	408,626	8,890
Putnam VT Voyager Fund	26,997	118
T. Rowe Price Health Sciences Portfolio	130,448	348

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges
The Company deducts from each participant account in the Varifund contract, an annual maintenance charge of $30 on accounts under $75,000, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is waived on certain contracts.
Transfer Fees

The Company deducts from each participant’s account in the Varifund contract a fee of $25 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions and may be waived under certain circumstances.

Charges Incurred for Surrenders
The Company deducts from each participant’s account in the Varifund contract, a maximum fee of 6% and, in the SmartTrack II contract, a maximum fee of 7% of an amount withdrawn that is deemed to be premium in excess of the free withdrawal amount. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Premium Taxes
The Company may deduct from each contribution any applicable premium tax, which currently ranges from 0% to 3.5%. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks and Administrative Charges
The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division of the Varifund contract equal to an effective annual rate of 1.25%; a daily charge from the unit value of each Investment Division of the SmartTrack contract equal to an effective annual rate of 0.25% to 0.45%; and a daily charge from the unit value of each Investment Division of the SmartTrack II contract equal to an effective annual rate of 1.00% to 1.20%, depending on the death benefit option chosen. In addition, an effective annual rate of 0.15% of each Investment Division is deducted as daily administration fees for Varifund contracts. These charges are recorded as Mortality and expense risk and Administrative charges, respectively, in the Statement of Operations of the applicable Investment Divisions.
Optional GLWB Rider Benefit Fee
The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value in SmartTrack and SmartTrack II annuity contracts for the guaranteed lifetime withdrawal benefit rider if this option is chosen. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Division, if applicable.
Related Party Transactions
Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	FINANCIAL HIGHLIGHTS
For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.
The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
ALGER CAPITAL APPRECIATION PORTFOLIO
2,014	1	$94.60	to	$94.60	$101	0.10%	1.40%	to	1.40%	12.18%	to	12.18%
2,013	1	$84.33	to	$84.33	$90	0.38%	1.40%	to	1.40%	33.31%	to	33.31%
2,012	1	$63.26	to	$63.26	$69	1.06%	1.40%	to	1.40%	16.65%	to	16.65%
2,011	1	$54.23	to	$54.23	$59	0.11%	1.40%	to	1.40%	(1.69)%	to	(1.69)%
2,010	1	$55.16	to	$56.49	$61	0.39%	1.25%	to	1.40%	12.43%	to	12.60%
ALGER LARGE CAP GROWTH PORTFOLIO
2,014	1	$101.84	to	$101.84	$77	0.16%	1.40%	to	1.40%	9.45%	to	9.45%
2,013	1	$93.05	to	$93.05	$70	0.64%	1.40%	to	1.40%	33.21%	to	33.21%
2,012	1	$69.85	to	$72.42	$69	1.18%	1.25%	to	1.40%	8.33%	to	8.49%
2,011	1	$64.48	to	$66.75	$89	0.99%	1.25%	to	1.40%	(1.72)%	to	(1.58)%
2,010	1	$65.61	to	$67.82	$91	0.73%	1.25%	to	1.40%	11.79%	to	11.97%
ALGER MID CAP GROWTH PORTFOLIO
2,014	1	$72.66	to	$72.66	$49	0.00%	1.40%	to	1.40%	6.51%	to	6.51%
2,013	1	$68.22	to	$68.22	$46	0.34%	1.40%	to	1.40%	33.95%	to	33.95%
2,012	1	$50.93	to	$50.93	$35	0.00%	1.40%	to	1.40%	14.60%	to	14.60%
2,011	1	$44.44	to	$44.44	$39	0.35%	1.40%	to	1.40%	(9.55)%	to	(9.55)%
2,010	1	$49.13	to	$50.45	$53	0.00%	1.25%	to	1.40%	17.73%	to	17.90%
ALGER SMALL CAP GROWTH PORTFOLIO
2,014	1	$86.80	to	$86.80	$96	0.00%	1.40%	to	1.40%	(0.96)%	to	(0.96)%
2,013	1	$87.64	to	$87.64	$97	0.00%	1.40%	to	1.40%	32.39%	to	32.39%
2,012	1	$66.20	to	$66.20	$74	0.00%	1.40%	to	1.40%	10.94%	to	10.94%
2,011	1	$59.67	to	$59.67	$67	0.00%	1.40%	to	1.40%	(4.53)%	to	(4.53)%
2,010	1	$62.50	to	$64.61	$80	0.00%	1.25%	to	1.40%	23.57%	to	23.73%
AMERICAN CENTURY INVESTMENTS VP MID CAP VALUE FUND
(Effective date 01/23/2012)
2,014	1	$16.74	to	$16.74	$23	0.55%	0.25%	to	0.25%	15.93%	to	15.93%
BLACKROCK GLOBAL ALLOCATION VI FUND
(Effective date 05/16/2014)
2,014	8	$10.03	to	$10.03	$83	2.12%	1.20%	to	1.20%	0.27%	to	0.27%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
COLUMBIA VARIABLE PORTFOLIO - SELIGMAN GLOBAL TECHNOLOGY FUND
(Effective date 03/11/2011)
2,014	16		$14.99	to	$15.08	$242		0.00%	1.25%	to	1.40%	23.68%	to	23.91%
2,013	18		$12.12	to	$12.17	$224		0.00%	1.25%	to	1.40%	24.05%	to	24.18%
2,012	19		$9.77	to	$9.80	$182		0.00%	1.25%	to	1.40%	5.74%	to	5.95%
2,011	33		$9.24	to	$9.25	$308		0.00%	1.25%	to	1.40%	(7.50)%	to	(7.60)%
DELAWARE VIP EMERGING MARKETS SERIES
(Effective date 10/21/2013)
2,014	3		$8.78	to	$8.78	$24		0.00%	1.20%	to	1.20%	(9.39)%	to	(9.39)%
DEUTSCHE CAPITAL GROWTH VIP
(Effective date 01/23/2012)
2,014	1		$16.35	to	$16.35	$13		0.00%	0.25%	to	0.25%	12.45%	to	12.45%
DEUTSCHE GLOBAL SMALL CAP VIP
(Effective date 01/23/2012)
2,014	0	*	$14.15	to	$14.15	$0	*	0.00%	0.25%	to	0.25%	(4.59)%	to	(4.59)%
2,013	0	*	$14.83	to	$14.83	$0	*	0.00%	0.25%	to	0.25%	35.43%	to	35.43%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
(Effective date 01/23/2012)
2,014	4		$11.07	to	$15.18	$45		0.00%	0.25%	to	1.20%	5.33%	to	6.30%
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
2,014	0	*	$49.46	to	$49.46	$5		1.03%	1.40%	to	1.40%	11.88%	to	11.88%
2,013	0	*	$44.21	to	$44.21	$5		1.20%	1.40%	to	1.40%	32.48%	to	32.48%
2,012	0	*	$33.37	to	$33.37	$4		0.81%	1.40%	to	1.40%	10.42%	to	10.42%
2,011	0	*	$30.22	to	$30.22	$7		1.11%	1.40%	to	1.40%	(0.53)%	to	(0.53)%
2,010	1		$30.38	to	$31.16	$15		0.88%	1.25%	to	1.40%	13.23%	to	13.39%
DREYFUS VIF GROWTH AND INCOME PORTFOLIO
2,014	1		$49.50	to	$49.50	$43		0.79%	1.40%	to	1.40%	8.55%	to	8.55%
2,013	1		$45.60	to	$45.60	$40		0.91%	1.40%	to	1.40%	34.87%	to	34.87%
2,012	1		$33.81	to	$33.81	$30		1.46%	1.40%	to	1.40%	16.43%	to	16.43%
2,011	1		$29.04	to	$29.04	$26		1.24%	1.40%	to	1.40%	(4.13)%	to	(4.13)%
2,010	1		$30.29	to	$31.06	$36		1.13%	1.25%	to	1.40%	16.95%	to	17.12%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
FIDELITY VIP ASSET MANAGER PORTFOLIO
2,014	3		$46.31	to	$48.11	$157	1.47%	1.25%	to	1.40%	4.37%	to	4.52%
2,013	4		$44.37	to	$46.03	$160	1.49%	1.25%	to	1.40%	14.09%	to	14.28%
2,012	4		$38.89	to	$40.28	$158	1.52%	1.25%	to	1.40%	10.92%	to	11.09%
2,011	4		$35.06	to	$36.26	$155	1.88%	1.25%	to	1.40%	(3.92)%	to	(3.77)%
2,010	5		$36.49	to	$37.68	$177	1.67%	1.25%	to	1.40%	12.69%	to	12.85%
FIDELITY VIP CONTRAFUND PORTFOLIO
2,014	0	*	$66.21	to	$66.21	$5	0.98%	1.40%	to	1.40%	10.41%	to	10.41%
2,013	0	*	$59.97	to	$59.97	$5	1.11%	1.40%	to	1.40%	29.47%	to	29.47%
2,012	0	*	$46.32	to	$46.32	$4	0.55%	1.40%	to	1.40%	14.80%	to	14.80%
2,011	0	*	$40.35	to	$40.35	$13	0.82%	1.40%	to	1.40%	(3.88)%	to	(3.88)%
2,010	0	*	$41.98	to	$43.00	$20	1.20%	1.25%	to	1.40%	15.58%	to	15.75%
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
2,014	0	*	$33.55	to	$33.55	$15	0.23%	1.40%	to	1.40%	10.65%	to	10.65%
2,013	0	*	$30.32	to	$30.32	$14	0.31%	1.40%	to	1.40%	35.96%	to	35.96%
2,012	1		$22.30	to	$22.30	$11	0.40%	1.40%	to	1.40%	17.99%	to	17.99%
2,011	1		$18.90	to	$18.90	$10	0.16%	1.40%	to	1.40%	0.85%	to	0.85%
2,010	1		$18.74	to	$19.20	$10	0.24%	1.25%	to	1.40%	22.01%	to	22.22%
FIDELITY VIP GROWTH PORTFOLIO
2,014	0	*	$97.25	to	$97.25	$16	0.16%	1.40%	to	1.40%	9.75%	to	9.75%
2,013	0	*	$88.61	to	$88.61	$20	0.29%	1.40%	to	1.40%	34.46%	to	34.46%
2,012	0	*	$65.90	to	$65.90	$16	0.49%	1.40%	to	1.40%	13.07%	to	13.07%
2,011	0	*	$58.28	to	$58.28	$24	0.28%	1.40%	to	1.40%	(1.19)%	to	(1.19)%
2,010	3		$58.98	to	$61.17	$173	0.27%	1.25%	to	1.40%	22.47%	to	22.63%
FIDELITY VIP HIGH INCOME PORTFOLIO
2,014	1		$52.75	to	$52.75	$53	5.49%	1.40%	to	1.40%	(0.25)%	to	(0.25)%
2,013	1		$52.88	to	$52.88	$58	5.87%	1.40%	to	1.40%	4.46%	to	4.46%
2,012	1		$50.62	to	$50.62	$56	5.73%	1.40%	to	1.40%	12.64%	to	12.64%
2,011	1		$44.94	to	$44.94	$53	6.30%	1.40%	to	1.40%	2.58%	to	2.58%
2,010	1		$43.81	to	$45.50	$60	7.86%	1.25%	to	1.40%	12.25%	to	12.40%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
FIDELITY VIP INDEX 500 PORTFOLIO
2,014	0	*	$273.76	to	$273.76	$126		1.67%	1.40%	to	1.40%	11.99%	to	11.99%
2,013	0	*	$244.44	to	$244.44	$113		1.94%	1.40%	to	1.40%	30.41%	to	30.41%
2,012	0	*	$187.44	to	$187.44	$87		2.11%	1.40%	to	1.40%	14.29%	to	14.29%
2,011	1		$164.00	to	$164.00	$83		1.93%	1.40%	to	1.40%	0.64%	to	0.64%
2,010	1		$162.96	to	$167.54	$87		1.91%	1.25%	to	1.40%	13.40%	to	13.59%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2,014	0	*	$31.69	to	$31.69	$12		2.20%	1.40%	to	1.40%	4.35%	to	4.35%
2,013	0	*	$30.37	to	$30.37	$11		2.38%	1.40%	to	1.40%	(3.16)%	to	(3.16)%
2,012	0	*	$31.36	to	$31.36	$12		2.20%	1.40%	to	1.40%	4.43%	to	4.43%
2,011	0	*	$30.03	to	$30.03	$13		2.75%	1.40%	to	1.40%	5.85%	to	5.85%
2,010	1		$28.37	to	$29.09	$16		3.60%	1.25%	to	1.40%	6.29%	to	6.48%
FIDELITY VIP MONEY MARKET PORTFOLIO
2,014	3		$14.94	to	$15.41	$41		0.01%	1.25%	to	1.40%	(1.39)%	to	(1.22)%
2,013	3		$15.15	to	$15.60	$42		0.03%	1.25%	to	1.40%	(1.37)%	to	(1.20)%
2,012	3		$15.36	to	$15.79	$44		0.14%	1.25%	to	1.40%	(1.29)%	to	(1.13)%
2,011	3		$15.56	to	$15.97	$45		0.11%	1.25%	to	1.40%	(1.27)%	to	(1.11)%
2,010	3		$15.76	to	$16.15	$45		0.18%	1.25%	to	1.40%	(1.13)%	to	(1.04)%
FIDELITY VIP OVERSEAS PORTFOLIO
2,014	2		$33.95	to	$33.95	$60		1.36%	1.40%	to	1.40%	(9.35)%	to	(9.35)%
2,013	2		$37.45	to	$37.45	$66		1.41%	1.40%	to	1.40%	28.61%	to	28.61%
2,012	2		$29.12	to	$29.12	$52		2.02%	1.40%	to	1.40%	19.05%	to	19.05%
2,011	2		$24.46	to	$24.46	$44		1.25%	1.40%	to	1.40%	(18.30)%	to	(18.30)%
2,010	3		$29.94	to	$31.03	$98		1.41%	1.25%	to	1.40%	11.55%	to	11.70%
GREAT-WEST AGGRESSIVE PROFILE I FUND
(Effective date 01/23/2012)
2,014	1		$15.30	to	$15.30	$11		2.31%	0.25%	to	0.25%	7.90%	to	7.90%
2,013	7		$14.18	to	$14.18	$97		21.71%	0.25%	to	0.25%	28.56%	to	28.56%
2,012	0	*	$11.03	to	$11.03	$0	*	0.00%	0.25%	to	0.25%	10.30%	to	10.30%
GREAT-WEST ARIEL MID CAP VALUE FUND
(Effective date 01/23/2012)
2,014	0	*	$17.59	to	$17.59	$8		0.61%	0.25%	to	0.25%	7.52%	to	7.52%
2,013	4		$16.36	to	$16.36	$74		0.88%	0.25%	to	0.25%	48.32%	to	48.32%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
GREAT-WEST INTERNATIONAL INDEX FUND
(Effective date 01/23/2012)
2,014	22		$12.52	to	$12.52	$269		5.52%	0.45%	to	0.45%	(6.57)%	to	(6.57)%
GREAT-WEST LIFETIME 2025 FUND II
(Effective date 01/23/2012)
2,014	1		$13.25	to	$13.25	$8		0.81%	0.25%	to	0.25%	6.00%	to	6.00%
2,013	6		$12.50	to	$12.50	$72		1.88%	0.25%	to	0.25%	14.26%	to	14.26%
GREAT-WEST LOOMIS SAYLES BOND FUND
(Effective date 01/23/2012)
2,014	8		$12.40	to	$12.47	$95		3.02%	0.25%	to	0.45%	2.99%	to	3.14%
GREAT-WEST MFS INTERNATIONAL VALUE FUND
(Effective date 01/23/2012)
2,014	0	*	$12.81	to	$12.81	$0	*	0.00%	0.25%	to	0.25%	0.71%	to	0.71%
2,013	0	*	$12.72	to	$12.72	$0	*	0.00%	0.25%	to	0.25%	17.02%	to	17.02%
GREAT-WEST MODERATE PROFILE I FUND
(Effective date 01/23/2012)
2,014	42		$13.21	to	$13.29	$556		4.08%	0.25%	to	0.45%	5.93%	to	6.15%
2,013	23		$12.47	to	$12.52	$285		2.98%	0.25%	to	0.45%	15.57%	to	15.82%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
(Effective date 01/23/2012)
2,014	4		$13.94	to	$13.94	$52		3.09%	0.25%	to	0.25%	6.57%	to	6.57%
2,013	4		$13.08	to	$13.08	$49		1.01%	0.25%	to	0.25%	20.11%	to	20.11%
GREAT-WEST MONEY MARKET FUND
(Effective date 01/23/2012)
2,014	300		$9.87	to	$9.93	$2,979		0.00%	0.25%	to	0.45%	(0.40)%	to	(0.20)%
2,013	39		$9.91	to	$9.95	$388		0.00%	0.25%	to	0.45%	(0.50)%	to	(0.30)%
2,012	21		$9.98	to	$9.98	$210		0.00%	0.25%	to	0.25%	(0.20)%	to	(0.20)%
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
(Effective date 01/23/2012)
2,014	1		$12.22	to	$12.22	$13		4.52%	0.45%	to	0.45%	1.66%	to	1.66%
(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
	Units					Net Assets		Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)		Income Ratio	lowest to highest			Total Return
			(a)		(b)							(a)		(b)
GREAT-WEST S&P 500® INDEX FUND
(Effective date 01/23/2012)
2,014	45		$16.17	to	$16.27	$736		1.10%	0.25%	to	0.45%	12.06%	to	12.75%
2,013	2		$14.43	to	$14.43	$26		2.49%	0.25%	to	0.25%	31.30%	to	31.30%
GREAT-WEST S&P MID CAP 400® INDEX FUND
(Effective date 01/23/2012)
2,014	8		$15.84	to	$15.94	$127		0.90%	0.25%	to	0.45%	8.72%	to	8.95%
GREAT-WEST S&P SMALL CAP 600® INDEX FUND
(Effective date 01/23/2012)
2,014	11		$16.04	to	$16.13	$184		1.59%	0.25%	to	0.45%	4.70%	to	4.88%
GREAT-WEST SECUREFOUNDATION BALANCED FUND
(Effective date 01/23/2012)
2,014	0	*	$13.15	to	$13.15	$0	*	0.00%	0.25%	to	0.25%	5.71%	to	5.71%
2,013	0	*	$12.44	to	$12.44	$0	*	0.00%	0.25%	to	0.25%	15.51%	to	15.51%
2,012	0	*	$10.77	to	$10.77	$0	*	0.00%	0.25%	to	0.25%	7.70%	to	7.70%
GREAT-WEST SHORT DURATION BOND FUND
(Effective date 01/23/2012)
2,014	10		$9.97	to	$10.55	$99		1.10%	0.45%	to	1.20%	(0.20)%	to	0.57%
GREAT-WEST STOCK INDEX FUND
(Effective date 01/23/2012)
2,014	6		$16.16	to	$16.25	$103		0.90%	0.25%	to	0.45%	12.22%	to	12.46%
GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND
(Effective date 01/23/2012)
2,014	4		$16.37	to	$16.46	$62		1.21%	0.25%	to	0.45%	12.28%	to	12.51%
GREAT-WEST TEMPLETON GLOBAL BOND FUND
(Effective date 10/21/2013)
2,014	6		$9.88	to	$9.88	$55		4.53%	1.20%	to	1.20%	(1.10)%	to	(1.10)%
JANUS ASPEN BALANCED PORTFOLIO
(Effective date 01/23/2012)
2,014	5		$14.07	to	$14.07	$64		1.51%	0.25%	to	0.25%	7.98%	to	7.98%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
	Units					Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)		Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
			(a)		(b)						(a)		(b)
JANUS ASPEN OVERSEAS PORTFOLIO INSTITUTIONAL SHARES
2,014	3		$20.27	to	$20.27	$60	5.83%	1.40%	to	1.40%	(13.08)%	to	(13.08)%
2,013	3		$23.32	to	$23.32	$69	3.15%	1.40%	to	1.40%	12.98%	to	12.98%
2,012	3		$20.64	to	$20.64	$61	0.70%	1.40%	to	1.40%	11.87%	to	11.87%
2,011	3		$18.45	to	$18.45	$55	0.48%	1.40%	to	1.40%	(33.10)%	to	(33.10)%
2,010	3		$27.58	to	$28.15	$86	0.70%	1.25%	to	1.40%	23.57%	to	23.74%
JANUS ASPEN OVERSEAS PORTFOLIO SERVICE SHARES
(Effective date 01/23/2012)
2,014	2		$9.82	to	$9.82	$15	0.00%	0.25%	to	0.25%	(12.32)%	to	(12.32)%
LORD ABBETT SERIES DEVELOPING GROWTH PORTFOLIO
(Effective date 05/16/2014)
2,014	1		$11.33	to	$11.33	$9	0.00%	0.25%	to	0.25%	13.32%	to	13.32%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
(Effective date 01/23/2012)
2,014	1		$15.99	to	$15.99	$13	0.12%	0.25%	to	0.25%	9.82%	to	9.82%
NVIT DEVELOPING MARKETS FUND
2,014	0	*	$16.59	to	$16.59	$5	0.83%	1.40%	to	1.40%	(7.11)%	to	(7.11)%
2,013	0	*	$17.86	to	$17.86	$5	0.85%	1.40%	to	1.40%	(1.38)%	to	(1.38)%
2,012	0	*	$18.11	to	$18.11	$7	0.11%	1.40%	to	1.40%	15.13%	to	15.13%
2,011	0	*	$15.73	to	$15.73	$6	0.29%	1.40%	to	1.40%	(23.45)%	to	(23.45)%
2,010	1		$20.55	to	$21.02	$12	0.00%	1.25%	to	1.40%	14.55%	to	14.74%
PIMCO VIT LOW DURATION PORTFOLIO
(Effective date 01/23/2012)
2,014	38		$10.43	to	$10.43	$395	0.29%	0.45%	to	0.45%	0.29%	to	0.29%
PIMCO VIT TOTAL RETURN PORTFOLIO
(Effective date 01/23/2012)
2,014	36		$10.94	to	$10.94	$397	0.94%	0.45%	to	0.45%	3.70%	to	3.70%
PUTNAM VT VOYAGER FUND
(Effective date 01/23/2012)
2,014	2		$16.12	to	$16.12	$29	0.72%	0.45%	to	0.45%	9.21%	to	9.21%

(Continued)

VARIABLE ANNUITY-2 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
	Units				Net Assets	Investment	Expense Ratio
INVESTMENT DIVISIONS	(000s)	Unit Fair Value			(000s)	Income Ratio	lowest to highest			Total Return
		(a)		(b)						(a)		(b)
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO
(Effective date 01/23/2012)
2,014	7	$13.95	to	$23.94	$142	0.00%	0.25%	to	1.20%	29.65%	to	30.89%

* The Investment Division has units that round to less than 1,000 units.
(a) The amounts in these columns are associated with the highest Expense Ratio.
(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

PART C
OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)
Financial Statements
The balance sheets of Great-West Life & Annuity Insurance Company of New York (“Great-West” or the “Depositor”) as of December 31, 2014 and 2013, and the related statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2014, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith in the Statement of Additional Information.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant (is incorporated by reference to exhibits filed with the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 filed on April 29, 1997 (File No. 33-32199).

	(2)	Not applicable.

(3)
Underwriting Agreement between Depositor and GWFS Equities, Inc. is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on December 21, 2011 (File No. 333-177070). Amendment to Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to N-4 Registration Statement filed on March 1, 2013 (File No. 333-177070).

	(4)(a)	Form of variable annuity contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(4)(b)	Form of T-Note Tracker GLWB Rider is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(4)(c)	Form of Lifetime Income Lock Fixed GLWB Rider is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(4)(d)	Form of Roll-Up Fixed GLWB Rider is incorporated by reference to Registrant's N-4 Registration Statement filed on April 6, 2015 (File No. 333-203262).

	(4)(e)	Form of Enhanced Withdrawal Fixed GLWB Rider is incorporated by reference to Registrant's N-4 Registration Statement filed on April 6, 2015 (File No. 333-203262).

	(4)(f)	Form of Roth IRA Endorsement is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed on October 22, 2014 (File No. 333-189440).

	(5)	Form of variable annuity contract application is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(6)(a)	The Restated Charter of Depositor is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(6)(b)	Bylaws of Depositor are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

	(7)	Not Applicable.

(8)(a)
Participation Agreement with AIM Variable Insurance Fund (now INVESCO Variable Investment Funds, Inc.) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with AIM Variable Insurance Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(8)(b)
Participation Agreement with Alger American Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendments to Participation Agreement with Alger American Fund are incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed on April 15, 2002 (File No. 333-25289) and to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(8)(c)
Participation Agreement with ALPS Variable Investment Trust is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(d)
Participation Agreement with American Century Variable Portfolios (formerly, TCI Portfolios, Inc.) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 filed on April 15, 2002 (File No. 333-25289); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with American Century Variable Portfolios is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743); Amendment to Fund Participation Agreement with American Century Variable Portfolios, Inc. is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(8)(e)
Fund Participation Agreement with American Funds Insurance Series, First Amendment to Fund Participation Agreement with American Funds Insurance Series, Second Amendment to Fund Participation Agreement with American Funds Insurance Series, and Third Amendment to Fund Participation Agreement with American Funds Insurance Series are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(f)
Participation Agreement with Delaware VIP Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on March 31, 2004 (File No. 333-25289); form of amendment to Participation Agreement with Delaware VIP Trust is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with Delaware VIP Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(8)(g)
Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 filed on April 25, 2003 (File No. 333-25289); amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743) Amendment to Participation Agreement with Dreyfus Variable Investment Fund is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(8)(h)
Participation Agreement with DWS Variable Series II (formerly, Scudder Variable Life Investment Fund) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 filed on April 25, 2003 (File No. 333-25289); form of amendment to Participation Agreement is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with DWS Variable Series II is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743). Amendments to Participation Agreements with DWS Variable Series I and DWS Variable Series II are incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(8)(i)
Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust, and Amendment to Fund Participation Agreement with Franklin Templeton Variable
Insurance Trust are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(j)
Fund Participation Agreement with Goldman Sachs Variable Insurance Trust, and Amendment to Fund Participation Agreement with Goldman Sachs Variable Insurance Trust are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(k)
Participation Agreement with Janus Aspen Series (Institutional Class Shares) is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Initial Registration Statement on Form N-4 filed on April 16, 1997 (File No. 333-25289); amendment to Participation Agreement with Janus Aspen Series is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement with Janus Aspen Series is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 on Form N-4 filed on April 21, 2009 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(8)(l)
Fund Participation Agreement with JPMorgan Insurance Trust, and Amendment to
Fund Participation Agreement with JPMorgan Insurance Trust are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(m)
Participation Agreement with Legg Mason Partners Variable Equity Trust and Legg Mason
Partners Variable Income Trust is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(8)(n)
Participation Agreement with Neuberger Berman Advisers Management Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 to the Registration Statement on N-4 filed on April 27, 2006 (File No. 333-130820); amendment to Participation Agreement with Neuberger Berman Adviser Management Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(8)(o)
Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 filed on March 31, 2004 (File No. 333-25289); form of amendment to Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to the Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 15 to the Registration Statement, filed on April 29, 2005 (File No. 333-25289); amendment to Participation Agreement with PIMCO Variable Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743); amendment to Participation Agreement is incorporated by reference to Registration Statement on Form N-4 filed on December 21, 2011 (File No. 333-177070).

(8)(p)
Participation Agreement with Van Kampen Life Investments Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s initial Registration Statement on Form N-4 filed on January 3, 2006 (File No. 333-130820); amendment to Participation Agreement with Van Kampen Life Investments Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed on April 24, 2008 (File No. 333-147743).

(8)(q)
Participation Agreement with Van Eck Worldwide Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 1 on Form N-4 filed on April 21, 2009 (File No. 333-147743); amendment to Participation Agreement with Van Eck Worldwide Insurance Trust is incorporated by reference to Variable Annuity-1 Series Account of Great-West’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 filed on April 16, 2010 (File No. 333-147743). Amendment to Fund Participation Agreement with Van Eck VIP Trust (f/k/a Van Eck Worldwide Insurance Trust) is incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(8)(r)
Form of Fund Participation Agreement between Registrant and Great-West Funds, Inc. is incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(8)(s)
Form of Participation Agreement with Registrant, Variable Annuity-1 Series Account and Putnam Variable Trust and amendments thereto are incorporated by reference to Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company pre-effective amendment No. 1 on Form N-4 filed on December 19, 2011 (File No. 333-176926).

(8)(t)
Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc. and amendments thereto are incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-4 filed on May 1, 2012 (File No. 333-177070).

(8)(u)
Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement filed by Variable Annuity-1 Series Account on Form N-4, filed on April 27, 2007 (File No. 333-52956).

(9)	Opinion of Counsel and Consent is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

(10)(a)	Written Consent of Carlton Fields Jorden Burt, P.A., is filed herewith.

(10)(b)	Written Consents of Deloitte & Touche LLP are filed herewith.

(11)	Not Applicable.

(12)	Not Applicable.

(13)
Powers of Attorney for M. Alazraki, J. Bernbach, A. Desmarais, P. Desmarais, Jr., S. Katz, R.J. Orr, T.T. Ryan, Jr., J. Selitto, and B. Walsh are incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on June 24, 2015 (File No. 333-203265).

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R.J. Orr	(4)	Chairman of the Board

A.S. Bolotin	(2)	President and Chief Executive Officer

M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director

Name	Principal Business Address	Positions and Offices with Depositor
J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director

A.R. Desmarais	(4)	Director

P.G. Desmarais, Jr.	(4)	Director

S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director

T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director

J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director

B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director

E.F. Murphy	(2)	President, Empower Retirement

D.L. Musto	(2)	Executive Vice President, Empower Retirement

R.K. Shaw	(2)	President, Individual Markets

B.A. Byrne	(3)	Deputy General Counsel and Chief Compliance Officer

E.P. Friesen	(2)	Chief Investment Officer, General Account

K.S. Roe	(2)	Principal Accounting Officer

W.S. Harmon	(2)	Senior Vice President, 401(k) Standard Markets

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

D.G. McLeod	(2)	Senior Vice President, Product Management

B.P. Neese	(2)	Senior Vice President, Government Markets

R.G. Schultz	(3)	General Counsel and Chief Legal Officer

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111.

(3)	8525 East Orchard Road, Greenwood Village, Colorado 80111.

(4)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26. Persons controlled by or under common control with the Depositor or Registrant as of 12/31/2014
The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.
(State/Country of Organization) - Nature of Business

Organizational Chart - December 31, 2014
I.    OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
100% - 3876357 Canada Inc.
32% - Nordex Inc. (68% also owned directly by the Desmarais Family Residuary Trust)
94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by the Desmarais Family Residuary Trust)
53.52% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2014 412,637,391 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 901,185,511.

Pansolo Holding Inc. owns directly 7,677,312 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 11,354,232 or 1.26% of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., which owns 40,686,080 SVS representing 4.51% of the aggregate voting rights of PCC.

Gelco Enterprises Ltd owns directly 48,235,700 PPS, representing 53.52% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of the Desmarais Family Residuary Trust is approximately 59.30%; note that this is not the equity percentage.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.    Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. Inc.
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited
1.0% - Great West Global Business Services India Private Limited

                    100.0% - GWL&A Financial Inc.
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
60.0% - Great-West Life & Annuity Insurance Capital, LLC
    60.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - Great-West Life & Annuity Insurance Company
100.0% - Great-West Life & Annuity Insurance Company of New York
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Emjay Corporation
100.0% - FASCore, LLC
50.0% - Westkin Properties Ltd.
65.58% - Great-West Funds, Inc.
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivables Company One LLC
100.0% - LR Company II, L.L.C.
100.0% - Singer Collateral Trust IV
             100.0% - Singer Collateral Trust V
100.0% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Securities, LLC

B.    Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Canada) Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100% - Great-West Lifeco U.S. Inc.
99.0% - Great-West Lifeco U.S. Holdings, L.P.
100.0% - Great-West Lifeco U.S. Holdings, LLC
1.0% - Great-West Lifeco U.S. Holdings, L.P.
     95.23% - Putnam Investments, LLC
                     100.0% - Putnam Acquisition Financing Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam Holdings, LLC
100.0% - Putnam U.S. Holdings I, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings Inc.
80.0% - PanAgora Asset Management, Inc.
100.0% - Putnam GP Inc.
99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
100.0% - Putnam Investment Holdings, LLC
     100.0% - Savings Investments, LLC
100.0% - Putnam Capital, LLC
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings LLC
    100.0% - Putnam Investments Canada LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Securities Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
    100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited

C.    The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
67.18% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
100.0% - 2023308 Ontario Inc.
100.0% - Great-West Life & Annuity Insurance Capital, LP
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
40.0% - Great-West Life & Annuity Insurance Capital, LLC
100.0% - Great-West Life & Annuity Insurance Capital, LP II
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
    100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
100.0% - The Great-West Life Assurance Company
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0% - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)
100.0% - GLC Asset Management Group Ltd.
    100.0% - 801611 Ontario Limited
100.0% - 118050 Canada Inc.
    100.0% - 1213763 Ontario Inc.
99.9% - Riverside II Limited Partnership
70.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
100.0% - The Owner: Condominium Plan No 8510578
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
65.0% - The Walmer Road Limited Partnership
50.0% - Laurier House Apartments Limited
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.1% - Riverside II Limited Partnership
100.0% - High Park Bayview Inc.
75.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
12.5% - Vaudreuil Shopping Centres Limited
70.0% - Saskatoon West Shopping Centres Limited
12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - TMI Systems, Inc.
51.0% - Plandirect Insurance Services Inc.
100.0% - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - London Life Insurance Company
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
30.0% - Kings Cross Shopping Centre Ltd.
     30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (DE) [(special shares held by 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - 1319399 Ontario Inc.
     100.0% - 3853071 Canada Limited
             50.0% - Laurier House Apartments Limited
             30.0% - Kelowna Central Park Properties Ltd.
             30.0% - Kelowna Central Park Phase II Properties Ltd.
             30.0% - Trop Beau Developments Limited
100.0% - 4298098 Canada Inc.
100.0% - GWLC Holdings Inc.
100% - GLC Reinsurance Corporation
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
             35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
             88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
             25.0% - High Park Bayview Limited Partnership
             30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0% - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company
75.0% - Vaudreuil Shopping Centres Limited
30.0% - Saskatoon West Shopping Centres Limited
75.0% - 2331777 Ontario Ltd.
75.0% - 2344701 Ontario Ltd.
75.0% - 2356720 Ontario Ltd.
75.0% - 0977221 B.C. Ltd.
100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited

100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited                                             100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Ltd.
7.0% - Irish Association of Investment Managers
100.0% - Setanta Asset Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (Ireland), Limited
11.29% - Irish Life Assurance plc.                                             100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited                                     100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Progressive Services International Ltd
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Limited
49.0% - Glohealth Financial Services Limited                                     100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Ltd.
100.0% - Cornmarket Insurance Brokers Ltd.
100.0% - Cornmarket Insurance Services Limited
100.0% - Cornmarket Retail Trading Ltd.
100.0% - Savings & Investments Ltd.
100.0% - Gregan McGuiness (Life & Pensions) Ltd.

100.0% - Irish Life Associate Holdings
100.0% - Irish Life Irish Holdings
30.0% - Allianz-Irish Life Holdings plc.
88.71% - Irish Life Assurance plc.
100.0% - Ballsbridge Property Investments Ltd.
100.0% - Cathair Ce Ltd.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Unit Fund Managers Ltd.
100.0% - Keko Park Ltd.
100.0% - Stephen Court Ltd.
100.0% - Tredwell Associates Ltd.
100.0% - Irish Life Trustee Services Limited
100.0% - Kohlenberg & Ruppert Premium Properties S.A.
100.0% - Office Park De Mont-St-Guibert A S.A.
100.0% - Office Park De Mont-St-Guibert B S.A.
100.0% - Office Park De Mont-St-Guibert C S.A.
100.0% - Ilot St Michel Lux S.A.R.L.
100.0% - Ilot St Michel FH S.P.R.L.
100.0% - Ilot St Michel LLH S.P.R.L.
100.0% - Etak SAS
100.0% - Mili SAS
100.0% - Sarip SCI
66.66% - City Park (Hove) Management Company Ltd.
66.66% - City Gate Park Administration Limited
98.0% - Westlink Industrial Estate Management Company Ltd.
51.0% - SJRQ Riverside IV Management Limited
- Setanta Asset Management Funds Public Limited Company (interest only)
50.0% - Hollins Clough Management Company Ltd.
50.0% - Dakline Company Ltd.
50.0% - Ashtown Management Company Ltd.
25.0% - Fulwood Park Management Company (No. 2) Ltd.
20.0% - Choralli Limited
14.0% - Baggot Court Management Limited
11.0% - Richview Office Park Management Company Limited
5.5% - Padamul Ltd.
100.0% - Canada Life Group Holdings Limited
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - 8478163 Canada Limited
100.0% - Canada Life Bermuda Limited
100.0% - The Canada Life Insurance Company of Canada
100.0% - 6855572 Manitoba Ltd.
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC

12.5% - 2331777 Ontario Ltd.
12.5% - 2344701 Ontario Ltd.
12.5% - Vaudreuil Shopping Centres Limited
12.5% - 2356720 Ontario Ltd.
12.5% - 0977221 B.C. Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
28.6% - GWL THL Private Equity I Inc. (71.4% owned by The Great-West Life Assurance Company)
100.0% - Canada Life Capital Trust
D.    IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
58.83% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0965311 B.C. Ltd.
100.0% - 0992480 B.C. Ltd.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.

100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
100.0% - Mackenzie Investments PTE. Ltd.
100.0% - Mackenzie Global Macro Asian Credit Fund Ltd.
100% - Mackenzie Global Macro Asian Credit Master Fund, Ltd.
97.08% - Investment Planning Counsel Inc. (and 2.92% owned by Management of IPC)
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
88.66% - IPC Portfolio Services Inc. (and 11.34% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada
100.0% - 171263 Canada Inc.
65.73% - Power Financial Corporation
100.0% - Power Financial Europe B.V.
    50.0% - Parjointco N.V.
     75.4% - Pargesa Holding SA (55.5% capital)
100.0% - Pargesa Netherlands B.V.
52.0% (taking into account the treasury shares - Groupe Bruxelles Lambert (50.0% in capital)
Capital
1.1% - Suez Environment Company (of which 0.2% in trading)
29.3% - Lafarge SA (21.1% in capital of which 0.1% held by GBL Energy S.à r.l. and Serena S.à r.l.))
6.9% - Pernod Ricard (7.5% in capital)
12.43% - Umicore (12.43% in capital)
0.4% - LTI One
0.1% - Sagerpar
100.0% - Belgian Securities B.V.
Capital
71.9% - Imerys (56.5% in capital)
100.0% - Brussels Securities
Capital
99.6% - LTI One
0.1% - Groupe Bruxelles Lambert
100.0% - LTI Two
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore
99.9% - Sagerpar
3.6% - Groupe Bruxelles Lambert
100.0% - GBL Overseas Finance N.V.
100.0% - COFINERGY
Capital

100.0% - GBL Energy S.á.r.l.
Capital
3.0% - Total SA (2.7% in capital)
100.0% - GBL Verwaltung GmbH
100.0% - GBL Finance & Treasury
100.0% - GBL Verwaltung SA
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
100.0% - Sienna Capital S.á.r.l
Capital
39.1% - Kartesia Credit Opportunities I SCA, SICAV-SIF
40.0% - Kartesia GP SA
43.0% - ECP1
100.0% - ECP3
15.1% - Mérieux Participations I
37.8% - Mérieux Participations II
100.0% - Serena S.á.r.l
Capital
15.0% - SGS
2.4% - GDF SUEZ (of which 0.1% in trading)
42.4% - ECP 2
100.0% - Pargesa Netherlands B.V.
100.0% - SFPG

F.    Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltée
100.0% - La Presse, ltée
100.0% - Cyberpresse Inc.
100.0% - 3834310 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
81.90% - 9059-2114 Québec Inc.
99.27% - DuProprio Inc.
100.0% - VR Estates Inc.
100.0% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100.0% - Comfree Commission Free Realty Inc.
100.0% - CF Real Estate First Inc.
100.0% - CF Real Estate Max Inc.
100.0% - CF Real Estate Ontario Inc.

100.0% - CF Real Estate Maritimes Inc.
100.0% - DP Immobilier Québec Inc.
100.0% - 8495122 Canada Inc.
100.0% - Les Éditions Gesca Ltée
100.0% - Les Éditions La Presse Ltée
100.0% - (W.illi.am) 6657443 Canada Inc.
2.72% - Acquisio Inc.
50.0% - Workopolis Canada
25.0% - Olive Média
100.0% - Attitude Digitale Inc.
26.32% - Checkout 51 Inc.
100.0% - Square Victoria C.P. Holding Inc.
33.3% - Canadian Press Enterprises Inc.
100.0% - Pagemasters North America Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
100.0% - Power Pacific Mauritius Limited
11.74% - Vimicro International Corporation
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
0.63% - CITIC Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
10.0% - China Asset Management Limited

H.    Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100.0% - 3540529 Canada Inc.
18.75% - Société Immobiliére HMM
1.22% - Quinstreet Inc.
100.0% - Square Victoria Real Estate Inc./ Spuare Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
22.12% - Bellus Health Inc.
25.0% - Club de Hockey Les Remparts de Québec Inc.
100.0% - Power Energy Corporation
62.83% - Potentia Solar Inc.

100.0% - Power Energy Eagle Creek Inc.
60.0% - Power Energy Eagle Creek LLP
     24.05% - Eagle Creek Renewable Energy, LLC
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100.0% - Sagard Capital Partners GP, Inc.
99.4% - Sagard Capital Partners, L.P.
96.9% - IntegraMed America, Inc.
100.0% - Power Corporation of Canada Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% - Sagard Capital Partners Management Corp.
100.0% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.    Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - Power Financial Capital Corporation
100.0% - 7973594 Canada Inc.
100.0% - 7973683 Canada Inc.
100.0% - 7974019 Canada Inc.
100.0% - 8677964 Canada Inc.

Item 27.	Number of Contract Owners
As of October 31, 2015, there were 2 owners of qualified Contracts and 2 owners of non-qualified Contracts offered by means of the prospectus contained herein. The Depositor, through the Registrant, issues other contracts by means of other prospectuses.

Item 28.	Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the laws of the State of New York and the Bylaws of the Depositor whereby the Depositor may indemnify a director, officer, or controlling person of the Depositor against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
New York Corporate Code
Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.
The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Section 722. Authorization for indemnification of directors and officers.
(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.
(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.
(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.
(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.
Section 723. Payment of indemnification other than by court award.
(a) A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.
(b) Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:
(1) By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,
(2) If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs; (A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or (B) By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.
(c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.
Section 724. Indemnification of directors and officers by a court.
(a) Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefore may be made, in every case, either:
(1) In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or
(2) To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.
(b) The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c) Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.
Section 725. Other provisions affecting indemnification of directors and officers.
(a) All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.
(b) No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:
(1) That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;
(2) That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or
(3) If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.
(c) If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.
(d) If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.
(e) Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.
(f) The provisions of this article relating to indemnification of directors and officers and insurance therefore shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).
Section 726. Insurance for indemnification of directors and officers.
(a) Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:
(1) To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and
(2) To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and
(3) To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of insurance, for a retention amount and for co-insurance.

(b) No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:
(1) if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or
(2) in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c) Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
(d) The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.
(e) This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.
Bylaws of the Depositor
ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.

Item 29.	Principal Underwriter
(a) GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. In addition to the Registrant, GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, Maxim Series Account of Great-West Life & Annuity Insurance Company (“GWL&A”), FutureFunds Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, Variable Annuity-2 Series Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of the Depositor, and COLI VUL-2 Series Account of the Depositor.

(b) Directors and Officers of GWFS:

Name	Principal Business Address	Position and Office with Underwriter
E.F. Murphy	(1)	Chairman, President, and Chief Executive Officer
R.K. Shaw	(1)	Director and Executive Vice President
D.L. Musto	(1)	Director and Executive Vice President
S.E. Jenks	(1)	Director and Executive Vice President
C.E. Waddell	(1)	Director and Senior Vice President
W.S. Harmon	(1)	Senior Vice President
M.R. Edwards	(1)	Senior Vice President
R.J. Laeyendecker	(1)	Senior Vice President
B.A. Byrne	(1)	Senior Vice President, Legal & Chief Compliance Officer
S.A. Bendrick	(1)	Vice President
B.P. Neese	(1)	Senior Vice President
C.R. Bergeon	(1)	Vice President
S.M. Gile	(1)	Vice President
M.C. Maiers	(1)	Vice President and Treasurer
T.L. Luiz	(1)	Compliance Officer

(1) 8515 East Orchard Road, Greenwood Village, Colorado 80111

(c) Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-

Item 30.	Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services
Not Applicable.

Item 32.	Undertakings and Representations

(a)
Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)
The Depositor, Great-West Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 16th day of December, 2015.

VARIABLE ANNUITY-2 SERIES ACCOUNT
(Registrant)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Andra S. Bolotin
Andra S. Bolotin
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ R. Jeffrey Orr	Chairman of the Board	December 16, 2015
R. Jeffrey Orr*

/s/ Andra S. Bolotin	President and Chief Executive Officer	December 16, 2015
Andra S. Bolotin

/s/ Kara S. Roe	Principal Accounting Officer	December 16, 2015
Kara S. Roe

/s/ Marcia D. Alazraki	Director	December 16, 2015
Marcia D. Alazraki*

/s/ John L. Bernbach		December 16, 2015
John L. Bernbach*	Director

/s/ André Desmarais		December 16, 2015
André Desmarais*	Director

/s/ Paul Desmarais, Jr.	Director	December 16, 2015
Paul Desmarais, Jr.*

/s/ Stuart Z. Katz	Director	December 16, 2015
Stuart Z. Katz*

/s/ T. Timothy Ryan, Jr.	Director	December 16, 2015
T. Timothy Ryan, Jr.*

Jerome J. Selitto	Director	December 16, 2015
Jerome J. Selitto*

/s/ Brian E. Walsh	Director	December 16, 2015
Brian E. Walsh*

*By: /s/ Ryan L. Logsdon		December 16, 2015
Ryan L. Logsdon
Attorney-in-Fact pursuant to Power of Attorney